Exhibit 10.25

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

Master Manufacturing Services Agreement

October 13, 2015

Master Manufacturing Services Agreement

Table of Contents

ARTICLE 1		1

STRUCTURE OF AGREEMENT AND INTERPRETATION		1

1.1	MASTER AGREEMENT.	1
1.2	PRODUCT AGREEMENTS.	1
1.3	DEFINITIONS.	2
1.4	CURRENCY.	8
1.5	SECTIONS AND HEADINGS.	8
1.6	SINGULAR TERMS.	8
1.7	APPENDIX 1, SCHEDULES AND EXHIBITS.	8

ARTICLE 2		9

PATHEON'S MANUFACTURING SERVICES		9

2.1	MANUFACTURING SERVICES.	9
2.2	ACTIVE MATERIAL YIELD.	11
2.3	SECONDARY MANUFACTURER	13

ARTICLE 3		13

CLIENT'S OBLIGATIONS		13

3.1	PAYMENT.	13
3.2	ACTIVE MATERIALS AND QUALIFICATION OF ADDITIONAL SOURCES OF SUPPLY.	13

ARTICLE 4		14

CONVERSION FEES AND COMPONENT COSTS		14

4.1	FIRST YEAR PRICING.	14
4.2	PRICE ADJUSTMENTS – SUBSEQUENT YEARS’ PRICING.	14
4.3	PRICE ADJUSTMENTS – CURRENT YEAR PRICING.	16
4.4	ADJUSTMENTS DUE TO TECHNICAL CHANGES OR REGULATORY AUTHORITY REQUIREMENTS.	17
4.5	MULTI-COUNTRY PACKAGING REQUIREMENTS.	17

ARTICLE 5		18

ORDERS, SHIPMENT, INVOICING, PAYMENT		18

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

5.1	ORDERS AND FORECASTS.	18
5.2	RELIANCE BY PATHEON.	19
5.3	MINIMUM ORDERS.	20
5.4	DELIVERY AND SHIPPING.	20
5.5	INVOICES AND PAYMENT.	20

ARTICLE 6		20

PRODUCT CLAIMS AND RECALLS		20

6.1	PRODUCT CLAIMS.	20
6.2	PRODUCT RECALLS AND RETURNS.	21
6.3	PATHEON’S RESPONSIBILITY FOR DEFECTIVE AND RECALLED PRODUCTS.	22
6.4	DISPOSITION OF DEFECTIVE OR RECALLED PRODUCTS.	23
6.5	HEALTHCARE PROVIDER OR PATIENT QUESTIONS AND COMPLAINTS.	23
6.6	SOLE REMEDY.	23

ARTICLE 7		24

CO-OPERATION		24

7.1	GOVERNANCE COMMITTEE.	24
7.2	GOVERNMENTAL AGENCIES.	25
7.3	RECORDS AND ACCOUNTING BY PATHEON.	25
7.4	INSPECTION.	25
7.5	ACCESS.	25
7.6	NOTIFICATION OF REGULATORY INSPECTIONS.	26
7.7	REPORTS.	26
7.8	REGULATORY FILINGS.	26

ARTICLE 8		27

TERM AND TERMINATION		27

8.1	INITIAL TERM.	27
8.2	TERMINATION FOR CAUSE.	29
8.3	OTHER TERMINATION RIGHTS.	29
8.4	OBLIGATIONS ON TERMINATION.	29

ARTICLE 9		30

REPRESENTATIONS, WARRANTIES AND COVENANTS		30

9.1	AUTHORITY.	30

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

9.2	CLIENT WARRANTIES.	31
9.3	PATHEON WARRANTIES.	32
9.4	NO WARRANTY.	33

ARTICLE 10		33

REMEDIES AND INDEMNITIES		33

10.1	CONSEQUENTIAL AND OTHER DAMAGES.	33
10.2	LIMITATION OF LIABILITY.	33
10.3	PATHEON INDEMNITY.	35
10.4	CLIENT INDEMNITY.	35

ARTICLE 11		36

CONFIDENTIALITY		36

11.1	CONFIDENTIAL INFORMATION.	36
11.2	USE OF CONFIDENTIAL INFORMATION.	36
11.3	EXCLUSIONS.	36
11.4	PHOTOGRAPHS AND RECORDINGS.	37
11.5	PERMITTED DISCLOSURE.	37
11.6	MARKING.	37
11.7	RETURN OF CONFIDENTIAL INFORMATION.	37
11.8	REMEDIES.	38

ARTICLE 12		38

DISPUTE RESOLUTION		38
12.1	COMMERCIAL DISPUTES.	38
12.2	TECHNICAL DISPUTE RESOLUTION.	38

ARTICLE 13		39

MISCELLANEOUS		39

13.1	INVENTIONS.	39
13.2	INTELLECTUAL PROPERTY.	39
13.3	INSURANCE.	40
13.4	INDEPENDENT CONTRACTORS.	40
13.5	NO WAIVER.	40

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

13.6	ASSIGNMENT.	40
13.7	FORCE MAJEURE.	41
13.8	ADDITIONAL PRODUCT.	41
13.9	NOTICES.	41
13.10	SEVERABILITY.	43
13.11	ENTIRE AGREEMENT.	43
13.12	OTHER TERMS.	43
13.13	NO THIRD PARTY BENEFIT OR RIGHT.	43
13.14	EXECUTION IN COUNTERPARTS.	44
13.15	USE OF CLIENT NAME.	44
13.16	TAXES.	44
13.17	GOVERNING LAW.	45

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

MASTER MANUFACTURING SERVICES AGREEMENT

THIS MASTER MANUFACTURING SERVICES AGREEMENT (the "Agreement") is made as of October 13, 2015 (the “Effective Date”)

B E T W E E N:

PATHEON INC., a corporation existing under the laws of Canada

("Patheon"),

- and -

TESARO, INC., a corporation existing under the laws of the State of Delaware, USA

("Client").

THIS AGREEMENT WITNESSES THAT in consideration of the rights conferred and the obligations assumed herein, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), and intending to be legally bound the parties agree as follows:

ARTICLE 1

STRUCTURE OF AGREEMENT AND INTERPRETATION

1.1                  Master Agreement.

This Agreement establishes the general terms and conditions under which Patheon or any Affiliate of Patheon may perform Manufacturing Services for Client or any Affiliate of Client, at the manufacturing site where the Affiliate of Patheon resides. This “master” form of agreement is intended to allow the parties, or any of their Affiliates, to contract for the manufacture of multiple Products through Patheon’s global network of manufacturing sites through the issuance of site specific Product Agreements without having to re-negotiate the basic terms and conditions contained herein.

1.2                   Product Agreements.

This Agreement is structured so that a Product Agreement may be entered into by the parties for the manufacture of a particular Product or multiple Products at a Patheon manufacturing site. Each Product Agreement will be governed by the terms and conditions of this Agreement unless the parties to the Product Agreement expressly modify the terms and conditions of this Agreement in the Product Agreement. Unless otherwise agreed by the parties, each Product Agreement will be in the general form and contain the information set forth in Appendix 1 hereto.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

1.3                   Definitions.

The following terms will, unless the context otherwise requires, have the respective meanings set out below and grammatical variations of these terms will have corresponding meanings:

"Active Materials", “Active Pharmaceutical Ingredients” or “API” means the materials listed in a Product Agreement on Schedule D;

"Active Materials Credit Value" means the value of the Active Materials for certain purposes of this Agreement, as set forth in a Product Agreement on Schedule D;

“Actual Annual Yield” or “AAY” has the meaning specified in Section 2.2(a);

“Actual Yearly Volume” or “AYV” has the meaning specified in Section 4.2.1;

"Affiliate" means:

(a)a business entity which owns, directly or indirectly, a controlling interest in a party to this Agreement, by stock ownership or otherwise; or

(b)a business entity which is controlled by a party to this Agreement, either directly or indirectly, by stock ownership or otherwise; or

(c)a business entity, the controlling interest of which is directly or indirectly common to the majority ownership of a party to this Agreement;

For this definition, "control" means the ownership of shares carrying at least a majority of the votes for the election of the directors of a corporation;

“Annual Product Review Report” means the annual product review report prepared by Patheon as described in Title 21 of the United States Code of Federal Regulations, Section 211.180(e);

"Annual Report" means the annual report to the FDA prepared by Client regarding the Product as described in Title 21 of the United States Code of Federal Regulations, Section 314.81(b)(2);

"Annual Volume" means the minimum volume of Product to be manufactured in any Year of this Agreement as set forth in Schedule B;

"Applicable Laws" means all Laws that apply to the Manufacturing Services, Manufacturing Sites, Products, and other activities specified in this Agreement, including any Product Agreement entered into hereunder.  Applicable Laws include, without limitation, the Federal Food, Drug and Cosmetic Act and analogous Laws in any other jurisdiction;

"Authority" means any governmental or regulatory authority, department, body or agency or any court, tribunal, bureau, commission or other similar body, whether federal, state, provincial, county or municipal;

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

“Bill Back Items” means the expenses for all third party supplier fees for the purchase or use of columns, standards, tooling, non-standard pallets, PAPR or PPE suits (where applicable) and other project-specific items necessary for Patheon to perform the Manufacturing Services set forth in a Product Agreement, and which are not included as Components;

“Breach Notice” has the meaning specified in Section 8.2(a);

"Business Day" means a day other than a Saturday, Sunday or a day that is a statutory holiday in the Province of Ontario or the State of Massachusetts;

“Capital Equipment Agreement” means a separate agreement that the parties may enter into that will address responsibility for the purchase of capital equipment and facility modifications that may be required to perform the Manufacturing Services under a particular Product Agreement;

"cGMPs" means, as applicable, current good manufacturing practices as described in:

(a)Parts 210 and 211 of Title 21 of the United States' Code of Federal Regulations;

(b)EC Directive 2003/94/EC; and

(c)Division 2 of Part C of the Food and Drug Regulations (Canada);

together with the latest Health Canada, FDA and EMA guidance documents pertaining to manufacturing and quality control practice, all as updated, amended and revised from time to time, and analogous requirements and guidance documents issued by a Regulatory Authority in any other jurisdiction in the Territory;

“Client Intellectual Property” means Intellectual Property (a) generated or derived by Client before entering into or during the term of this Agreement, or (b) generated or derived by Patheon while performing any Manufacturing Services, or otherwise generated or derived by Patheon in its business which Intellectual Property is specific to, or dependent upon, Client’s Active Material, Product, Client’s Confidential Information or any of the Intellectual Property described in subsection (a) above;

“Client-Owned Inventions” has the meaning specified in Section 13.1(d).

“Client Property” has the meaning specified in Section 8.4(a)(v);

“Client-Supplied Components” means those Components to be supplied by Client or that have been supplied by Client as set forth in a Product Agreement;

“Committee” has the meaning specified in Section 7.1(a);

"Components" means, collectively, all packaging components, raw materials, ingredients, and other materials (including labels, product inserts and other labelling for the Products) required to manufacture the Products in accordance with the Specifications, other than the Active Materials;

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

“Confidential Information” has the meaning specified in Section 11.1;

“CTD” has the meaning specified in Section 7.8(c);

“C-TPAT” has the meaning specified in Section 2.1(g);

“Deficiencies” have the meaning specified in Section 7.8(d);

"Deficiency Notice" has the meaning specified in Section 6.1(a);

“Delivery Date” means the date scheduled for shipment of Product under a Firm Order as set forth in Section 5.1(d);

“Disclosing Party” has the meaning specified in Section 11.1;

"EMA" means the European Medicines Agency;

"FDA" means the United States Food and Drug Administration;

"Firm Orders" have the meaning specified in Section 5.1(c);

“Force Majeure Event” has the meaning specified in Section 13.7;

"GST" has the meaning specified in Section 13.16(a)(iii);

"Health Canada" means the section of the Canadian Government known as Health Canada and includes, among other departments, the Therapeutic Products Directorate and the Health Products and Food Branch Inspectorate;

“Importer of Record” has the meaning specified in Section 3.2(a);

“Initial Product Term” has the meaning specified in Section 8.1;

“Initial Set Exchange Rate” means as of the Effective Date of a Product Agreement, the initial exchange rate set forth in the Product Agreement to convert one unit of the billing currency into the Patheon Manufacturing Site local currency, calculated as the daily average interbank exchange rate for conversion of one unit of the billing currency into the Patheon Manufacturing Site local currency during the 90 day period immediately preceding the Effective Date as published by OANDA.com “The Currency Site” under the heading “Historical Exchange Rates” at www.OANDA.com/convert/fxhistory;

“Initial Term” has the meaning specified in Section 8.1;

"Intellectual Property" includes, without limitation, rights in patents, patent applications, formulae, trademarks, trademark applications, trade-names, Inventions, copyrights, industrial designs, trade secrets, and know -how;

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

"Invention" means any innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which it is contained and whether or not patentable or copyrightable;

"Inventory" means all inventories of Components and work-in-process produced or held by Patheon for the manufacture of the Products but, for greater certainty, does not include the Active Materials;

"Laws" means all laws, statutes, ordinances, regulations, rules, by-laws, judgments, decrees, orders or guidance documents of any Authority;

“Long Term Forecast” has the meaning specified in Section 5.1(a);

"Manufacturing Services" means the services set forth in a Product Agreement required to manufacture Product or Products using the Active Materials, Components, and Bill Back Items, including, without limitation, manufacturing, quality control, quality assurance, stability testing, packaging, and related services, as set forth in this Agreement;

"Manufacturing Site" means the facility owned and operated by Patheon where the Manufacturing Services will be performed as identified in a Product Agreement;

“Materials” means all Components and Bill Back Items required to manufacture the Products in accordance with the Specifications, other than the Active Materials;

"Maximum Credit Value" means the maximum value of Active Materials that may be credited by Patheon under this Agreement, as set forth in a Product Agreement on Schedule D;

"Minimum Order Quantity" means the minimum number of batches of a Product to be produced during the same cycle of manufacturing as set forth in a Product Agreement on Schedule B;

“Obsolete Stock” has the meaning specified in Section 5.2(b);

“Packaging Services” means the Manufacturing Services related to packaging the Product.

“Patheon Competitor” means a business that derives greater than 50% of its revenues from performing contract manufacturing services, including contract pharmaceutical development services that are ancillary to or performed as a part of the contract manufacturing services;

“Patheon Intellectual Property” means Intellectual Property generated or derived by Patheon before performing any Manufacturing Services, developed by Patheon while performing the Manufacturing Services, or otherwise generated or derived by Patheon in its business which Intellectual Property is not specific to, or dependent upon, Client’s Active Material, Product, Client’s Confidential Information or any of the Client Intellectual Property including, without limitation, Inventions and Intellectual Property which may apply to manufacturing processes or the formulation

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

or development of drug products, drug product dosage forms or drug delivery systems unrelated to the specific requirements of the Product(s);

“Patheon-Owned Inventions” has the meaning specified in Section 13.1(d).

“PC” has the meaning specified in Section 7.1(a);

“PPI” has the meaning specified in Section 4.2(a);

“Price” means the price measured in US Dollars to be charged by Patheon for performing the Manufacturing Services, and includes the cost of Components (other than Client-Supplied Components), certain cost items as set forth in a Product Agreement on Schedule B, and annual stability testing costs as set forth in a Product Agreement on Schedule C;

"Product(s)" means the product(s) listed in a Product Agreement on Schedule A;

“Product Agreement” means the agreement between Patheon and Client issued under this Agreement in the form set forth in Appendix 1 (including Schedules A to D) under which Patheon will perform Manufacturing Services at a particular Manufacturing Site;

“Product Claims” have the meaning specified in Section 6.3(c);

"Quality Agreement" means the agreement (the general form of which is set forth in Exhibit B) between the parties entering into a Product Agreement that sets out the quality control and quality assurance standards for the Manufacturing Services to be performed by Patheon for Client;

“Recall” has the meaning specified in Section 6.2(a);

“Recipient” has the meaning specified in Section 11.1;

"Regulatory Authority" means, as applicable, the FDA, EMA, and Health Canada and any analogous regulatory agencies competent to grant Regulatory Approvals for pharmaceutical products, including the Products in the Territory;

“Regulatory Approval” has the meaning specified in Section 7.8(a);

“Remediation Period” has the meaning specified in Section 8.2(a);

“Representatives” means a party’s directors, officers, employees, advisers, agents, consultants, subcontractors, service partners, professional advisors, or representatives;

“Resident Jurisdiction" has the meaning specified in Section 13.16(a)(i);

“Set Exchange Rate” means the exchange rate to convert one unit of the billing currency into the Patheon Manufacturing Site local currency for each Year, calculated as the average daily interbank exchange rate for conversion of one unit of the billing currency into the Patheon Manufacturing Site

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

local currency during the full year period (October 1st [preceding year] to September 30th) as published by OANDA.com “The Currency Site” under the heading “Historical Exchange Rates” at www.OANDA.com/convert/fxhistory;

“Shortfall Credit” has the meaning specified in Section 2.2(b);

"Specifications" means the file, for each Product, which is given by Client to Patheon in accordance with the procedures listed in a Product Agreement on Schedule A and which contains documents relating to each Product, including, without limitation:

(a)       specifications for Active Materials and Components;

(b)       manufacturing specifications, directions, and processes;

(c)       storage requirements;

(d)       all environmental, health and safety information for each Product including material safety data sheets; and

(e)       the finished Product specifications, packaging specifications and shipping requirements for each Product;

all as updated, amended and revised from time to time by Client in accordance with the terms of this Agreement;

“Supply Failure” means (a) any notification from Patheon under Section 5.1(a) that it is unable to accommodate any portion of the Long Term Forecast for a period of 90 days or more, (b) a Force Majeure Event affecting Patheon’s ability to supply Product in accordance with this Agreement and the applicable Product Agreement for a period of 90 days or more, or (c) a material breach by Patheon of its supply obligations under this Agreement, which breach is not cured within the Remediation Period.

“Target Yield” has the meaning specified in Section 2.2(a);

“Target Yield Determination Batches” has the meaning specified in Section 2.2(a);

"Tax" or "Taxes" have the meaning specified in Section 13.16(a);

"Technical Dispute" has the meaning specified in Section 12.2;

"Territory" means the geographic area described in a Product Agreement where Products manufactured by Patheon will be distributed by Client;

"Third Party Rights" means the Intellectual Property of any third party;

"VAT" has the meaning specified in Section 13.16(d);

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

"Year" means in the first year of this Agreement or in the first year of a Product Agreement, the period from the Effective Date up to and including December 31 of the same calendar year, and thereafter will mean a calendar year.

“Yearly Forecast Volume” or “YFV” has the meaning specified in Section 4.2.1; and

“Zero Forecast Period” has the meaning specified in Section 5.1(f).

1.4                   Currency.

Unless otherwise agreed in a Product Agreement, all monetary amounts expressed in this Agreement are in United States Dollars (USD).

1.5                   Sections and Headings.

The division of this Agreement into Articles, Sections, Subsections, an Appendix, Schedules and Exhibits and the insertion of headings are for convenience of reference only and will not affect the interpretation of this Agreement.  Unless otherwise indicated, any reference in this Agreement to a Section, Appendix, Schedule or Exhibit refers to the specified Section, Appendix, Schedule or Exhibit to this Agreement.  In this Agreement, the terms "this Agreement", "hereof", "herein", "hereunder" and similar expressions refer to this Agreement as a whole and not to any particular part, Section, Appendix, Schedule or Exhibit of this Agreement.

1.6                   Singular Terms.

Except as otherwise expressly stated or unless the context otherwise requires, all references to the singular will include the plural and vice versa.

1.7                   Appendix 1, Schedules and Exhibits.

Appendix 1 (including the Schedules thereto) and the following Exhibits are attached to, incorporated in, and form part of this Agreement:

Appendix 1	-	Form of Product Agreement (Including Schedules A to D)
Exhibit A	-	Technical Dispute Resolution
Exhibit B	-	Commercial Quality Agreement
Exhibit C	-	Quarterly Active Materials Inventory Report
Exhibit D	-	Report of Annual Active Materials Inventory Reconciliation and Calculation of Actual Annual Yield
Exhibit E	-	Example of Price Adjustment Due to Currency Fluctuation

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

ARTICLE 2

PATHEON'S MANUFACTURING SERVICES

2.1                   Manufacturing Services.

Patheon will perform the Manufacturing Services for the Territory for the fees specified in a Product Agreement in Schedules B and C to manufacture Products for Client.  Schedule B to a Product Agreement sets forth a list of cost items that are included in the Price for Products, including the Packaging Services; all cost items that are not included in the Price are subject to additional fees to be paid by the Client.  Patheon may amend the fees set out in Schedules B and C to a Product Agreement as set forth in Article 4. Patheon may change the Manufacturing Site for the Products only with the prior written consent of Client, this consent not to be unreasonably withheld, and subject to any necessary approvals by Regulatory Authorities.  Patheon will be entitled to any applicable manufacturing tax credits that arise from performing the Manufacturing Services under this Agreement. In performing the Manufacturing Services, Patheon and Client agree that, unless otherwise set forth in a Product Agreement:

(a)Minimum Requirement.  During the term of any Product Agreement, and subject to Section 2.3, Client will purchase [***] from Patheon for the Product in the Territory set forth in such Product Agreement.  For clarity, the Packaging Services shall not be considered when determining whether Client has complied with this Section 2.1(a) and Client shall have the right to terminate all or any portion of the Packaging Services under a Product Agreement in accordance with Section 2.1(f) without breaching its obligations under this Section 2.1(a).

(b)Conversion of Active Materials and Components.  Patheon will convert Active Materials and Components into Products.

(c)Quality Control and Quality Assurance.  Patheon will perform the quality control and quality assurance testing specified in the Quality Agreement.  Batch review and release to Client will be the responsibility of Patheon’s quality assurance group.  Patheon will perform its batch review and release responsibilities in accordance with Patheon’s standard operating procedures [***].  Prior to shipment of Products to Client, Patheon will give Client a certificate of analysis and certificate of compliance including a statement that the batch has been manufactured and tested in accordance with Specifications and cGMPs.  Client will have sole responsibility for the release of Products to the market, and will give Patheon a lot release statement authorizing shipment of Product from Patheon to Client’s designated consignee.  The form and style of batch documents, including, but not limited to, batch production records, lot packaging records, equipment set up control, operating parameters, and data printouts, raw material data, and laboratory notebooks are the exclusive property of Patheon.  Specific Product related information contained in those batch documents is Client property.

(d)Components.  Patheon will purchase and test all Components (with the exception of Client-Supplied Components) at Patheon's expense and as required by the Specifications.  Upon receipt of the initial 18 month forecast from Client under a Product Agreement in accordance with Section 5.1(b), Patheon will order and maintain at all times during the term of such Product Agreement an adequate amount of material safety stock inventory, but not

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

less than three months based on the latest rolling 18 month forecast, of Components (other than Client-Supplied Components) used to perform the Manufacturing Services.

(e)Stability Testing.  Patheon will conduct stability testing on the Products in accordance with the protocols set out in the Specifications for the separate fees and during the time periods set out in Schedule C to a Product Agreement.  Patheon will not make any changes to these testing protocols without prior written approval from Client.  If a confirmed stability test failure occurs, Patheon will notify Client within one Business Day, after which Patheon and Client will jointly and in good faith determine the proceedings and methods to be undertaken to investigate the cause of the failure, including which party will bear the cost of the investigation.  Patheon will not be liable for these costs unless it has failed to perform the Manufacturing Services in accordance with the Specifications and cGMPs.  Patheon will give Client all stability test data and results at Client’s request.

(f)Packaging and Artwork.  Patheon will perform the Packaging Services in accordance with the Specifications.  Client will be responsible for the cost of artwork development.  Patheon will determine and imprint the batch numbers and expiration dates for each Product shipped.  The batch numbers and expiration dates will be affixed on the Products and on the shipping carton of each Product as outlined in the Specifications and as required by cGMPs.  Client may, in its sole discretion, make changes to labels, product inserts, and other packaging for the Products.  Those changes will be submitted by Client to all applicable Regulatory Authorities and other third parties responsible for the approval of the Products.  Client will be responsible for the cost of labelling obsolescence when changes occur, as contemplated in Section 4.4; provided, that Patheon has promptly implemented any changes to labels, product inserts and other packaging for Products requested by Client.  Patheon's name will not appear on the label or anywhere else on the Products unless: (i) required by any Applicable Laws; or (ii) Patheon consents in writing to the use of its name. At least [***] prior to the Delivery Date of Product for which new or modified artwork is required, Client will provide at no cost to Patheon, final camera ready artwork for all packaging Components to be used in the manufacture of the Product that meet the Specifications.  For the avoidance of doubt, the parties acknowledge and agree that Client will be responsible for complying with any and all regulatory requirements for the labeling of the Product.  Notwithstanding anything to the contrary set forth in this Agreement, Client shall have the right, upon [***] prior written notice to Patheon, to terminate the Packaging Services under a Product Agreement in whole or in part and to transfer such Packaging Services to a third party service provider.  Upon the expiration of such [***] notice period, the Manufacturing Services and the Specifications under the applicable Product Agreement shall no longer include the Packaging Services that were subject to Client’s written notice.  If the portion of the Price attributable to the terminated Packaging Services is not reasonably apparent (either by reference to Exhibit B to the applicable Product Agreement or otherwise), the parties shall negotiate in good faith an amendment to the Product Agreement decreasing the Price to account for the value of the terminated Packaging Services.

(g)Active Materials and Client-Supplied Components.  At least 45 days before the scheduled production date, Client will deliver the Active Materials and any Client-Supplied Components to the Manufacturing Site DDP (Incoterms 2010), at no cost to Patheon, in

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Master Manufacturing Services Agreement

sufficient quantity to enable Patheon to manufacture the desired quantities of Product and to ship Product on the Delivery Date.  If the Active Materials and/or Client-Supplied Components are not received 45 days before the scheduled production date, Patheon may delay the shipment of Product by the same number of days as the delay in receipt of the Active Materials and/or Client-Supplied Components.  Should Patheon be unable to manufacture Product to meet this new shipment date due to prior third party production commitments, Patheon may delay the shipment until a later date as agreed to by the parties; provided, that Patheon has used commercially reasonably efforts to reschedule the shipment date as close as possible to the original shipment date.  All shipments of Active Material will be accompanied by certificate(s) of analysis from the Active Material manufacturer and the Client, confirming the identity and purity of the Active Materials and its compliance with the Active Material specifications. For Active Materials or Client-Supplied Components which may be subject to import or export, Client agrees that its vendors and carriers will comply with applicable requirements of the U.S. Customs and Border Protection Service and the Customs Trade Partnership Against Terrorism (“C-TPAT”).

(h)Bill Back Items.  Bill Back Items will be charged to Client at Patheon’s cost plus a [***] handling fee.

(i)Validation Activities (if applicable).  Patheon may assist in the development and approval of the validation protocols for analytical methods and manufacturing procedures (including packaging procedures) for the Products.  The fees for this service are not included in the Price and will be set out separately in Schedule C to a Product Agreement.

(i)Additional Services.  If Client requests services other than those expressly set forth herein or in any Product Agreement (such as qualification of a new packaging configuration or shipping studies, or validation of alternative batch sizes), Patheon will provide a good faith and reasonable written quote of the fee for the additional services and Client will advise Patheon whether it wishes to have the additional services performed by Patheon. The scope of work and fees will be set forth in a separate agreement signed by the parties.  The terms and conditions of this Agreement will apply to these services.

2.2                   Active Material Yield.

(a)Reporting.  Patheon will give Client a monthly inventory report of the Active Materials held by Patheon using the inventory report form set out in Exhibit C, which will contain the following information for the month:

Quantity Received:  The total quantity of Active Materials that complies with the Specifications and is received at the Manufacturing Site during the applicable period.

Quantity Dispensed:  The total quantity of Active Materials dispensed at the Manufacturing Site during the applicable period.  The Quantity Dispensed is calculated by adding the Quantity Received to the inventory of Active Materials that complies with the Specifications held at the beginning of the applicable period, less the inventory of Active Materials that complies with the Specifications held at the end of the period.  The Quantity

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Master Manufacturing Services Agreement

Dispensed will only include Active Materials received and dispensed in commercial manufacturing of Products and, for certainty, will not include any (i) Active Materials that must be retained by Patheon as samples, (ii) Active Materials contained in Product that must be retained as samples, (iii) Active Materials used in testing (if applicable), and (iv) Active Materials received or dispensed in technical transfer activities or development activities during the applicable period, including without limitation, any regulatory, stability, validation or test batches manufactured during the applicable period.

Quantity Converted:  The total amount of Active Materials contained in the Products manufactured with the Quantity Dispensed (including any additional Products produced in accordance with Section 6.3(a) or 6.3(b)), delivered by Patheon, and not rejected, recalled or returned in accordance with Section 6.1or 6.2 because of Patheon’s failure to perform the Manufacturing Services in accordance with Specifications, cGMPs, and Applicable Laws.

Within 60 days after the end of each Year, Patheon will prepare an annual reconciliation of Active Materials on the reconciliation report form set forth in Exhibit D including the calculation of the "Actual Annual Yield" or "AAY" for the Product at the Manufacturing Site during the Year.  AAY is the percentage of the Quantity Dispensed that was converted to Products and is calculated as follows:

Quantity Converted during the Year	x	100%
Quantity Dispensed during the Year

After Patheon has produced a minimum of 25 successful commercial production batches of Product or has produced commercial production batches for at least six months at the Manufacturing Site (collectively, the "Target Yield Determination Batches"), the parties will agree on the target yield for the Product at the Manufacturing Site (each, a "Target Yield"). The Target Yield will be revised annually to reflect the actual manufacturing experience as agreed to by the parties.

(b)Shortfall Credit Calculation.  If the Actual Annual Yield falls more than [***] below the respective Target Yield in a Year, then the shortfall for the Year (the "Shortfall") will be calculated as follows:

[***]

(c)Credit for Shortfall.  If there is a Shortfall for a Product in a Year, then Patheon will credit Client’s account for the amount of the Shortfall not later than 60 days after the end of the Year. Each credit under this Section 2.2(c) will be summarized on the reconciliation report form set forth in Exhibit D.  Upon expiration or termination of a Product Agreement, any credit owing under this Section with respect to any portion of a Year prior to the expiration or termination of the Agreement will be paid to Client.  The Annual Shortfall, if any, will be disclosed by Patheon on the reconciliation report form.

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Master Manufacturing Services Agreement

(d)Maximum Credit.  Patheon's liability for Active Materials calculated in accordance with this Section 2.2 for any Product in a Year will not exceed, in the aggregate, the Maximum Credit Value set forth in Schedule D to a Product Agreement.

(e)No Material Breach.  It will not be a material breach of this Agreement by Patheon under Section 8.2(a) if the Actual Annual Yield is less than the Target Yield.

2.3                   Secondary Manufacturer.  Subject to the terms of this Agreement, Patheon recognizes that Client may wish to use an additional manufacturer to manufacture Product in order to, among other reasons, reduce or spread Client’s business risk.  [***]

ARTICLE 3

CLIENT'S OBLIGATIONS

3.1                   Payment.

Client will pay Patheon for performing the Manufacturing Services according to the Prices specified in Schedules B and C in a Product Agreement. These Prices may be subject to adjustment under other parts of this Agreement.  Client will also pay Patheon for any Bill Back Items.

3.2                   Active Materials and Qualification of Additional Sources of Supply.

(a)Client will at its sole cost and expense deliver the Active Materials to Patheon in accordance with Section 2.1(g). If applicable, Patheon and the Client will reasonably cooperate to permit the import of the Active Materials to the Manufacturing Site. Client’s obligation will include obtaining the proper release of the Active Materials from the applicable Customs Agency and Regulatory Authority. Client or Client’s designated broker will be the “Importer of Record” for Active Materials imported to the Manufacturing Site. The Active Materials and Client-Supplied Components will be held by Patheon on behalf of Client as set forth in this Agreement and the risk of loss for the Active Materials and Client-Supplied Components shall transfer to Patheon during any time while the Active Materials are held by Patheon under this Agreement.  Title to the Active Materials and Client-Supplied Components will at all times remain the property of Client.  Any Active Materials received by Patheon will only be used by Patheon to perform the Manufacturing Services. Client will be responsible for paying for all rejected Product that arises from defects in the Active Materials which could not be reasonably discoverable by Patheon using the test methods set forth in the Specifications.

(b)If Client asks Patheon to qualify an additional source for the Active Material or any Component, Patheon may agree to evaluate the Active Material or Component to be supplied by the additional source to determine if it is suitable for use in the Product. The parties will agree in writing on the scope of work to be performed by Patheon at Client’s cost. For an Active Material, unless otherwise agreed by the parties, this work at a minimum will include: (i) laboratory testing to confirm the Active Material meets existing specifications; (ii) manufacture of an experimental batch of Product that will be placed on

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Master Manufacturing Services Agreement

three months accelerated stability; and (iii) manufacture of three full-scale validation batches that will be placed on concurrent stability (one batch may be the registration batch if manufactured at full scale). Section 6.1(d) will apply to all Product manufactured using the newly approved Active Material or Component because of the limited material characterization that is performed on additional sources of supply.

(c)Patheon will promptly advise Client if it encounters supply problems, including delays and/or delivery of non-conforming Active Material or Components from a Client designated additional source; and Patheon and Client will cooperate to reduce or eliminate any supply problems from these additional sources of supply. Client will be obligated to certify all Client designated sources of supply on an annual basis at its expense and will provide Patheon with copies of these annual certifications. If Patheon agrees to certify a Client designated additional sources of supply on behalf of Client, it will do so at Client’s expense subject to written agreement of the parties.

ARTICLE 4

CONVERSION FEES AND COMPONENT COSTS

4.1                   First Year Pricing.

The Price for the first Year will be listed in Schedules B and C in a Product Agreement and will be subject to the adjustments set forth in Sections 4.2 and 4.3. In the event that there are changes to the underlying manufacturing, packaging or testing assumptions set forth in Schedule B of the Product Agreement that result in an increase or decrease in the cost of performing the Manufacturing Services, the parties shall negotiate in good faith an amendment to the Product Agreement adjusting the Price to account for such increase or decrease.

4.2                   Price Adjustments – Subsequent Years’ Pricing.

After the first Year of the Product Agreement, Patheon may adjust the Price effective January 1st of each Year as follows:

(a)Manufacturing and Stability Testing Costs. For Products manufactured in the United States or Puerto Rico, Patheon may adjust the conversion cost of the Price and the annual stability testing costs for inflation, based upon the preliminary number for any increase in the Producer Price Index pcu325412325412 for Pharmaceutical Preparation Manufacturing (“PPI”) published by the United States Department of Labor, Bureau of Labor Statistics in August of the preceding Year compared to the final number for the same month of the Year prior to that, unless the parties otherwise agree in writing.  On or before November 30 of each Year, Patheon will give Client a statement setting forth the calculation for the inflation adjustment to be applied in calculating the Price for the next Year. For Products manufactured outside the United States or Puerto Rico, Patheon may similarly adjust the Price for inflation using an inflation index to be agreed by the parties in a Product

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Master Manufacturing Services Agreement

Agreement.      Notwithstanding the foregoing, annual Price increases under this Section 4.2(a) shall be the lesser of (i) the Price adjustment calculated in accordance with this Section 4.2(a) and the applicable inflation index, and (ii) [***].

(b)Component Costs.  If Patheon incurs an increase in Component (other than Client-Supplied Component) costs during the Year, it may increase the Price for the next Year to pass through the additional Component costs at Patheon’s cost; provided, that such increased Component costs are still in effect during the next Year.  On or before November 30 of each Year, Patheon will give Client information about the increase in Component costs which will be applied to the calculation of the Price for the next Year to reasonably demonstrate that the Price increase is justified; provided, that Patheon will not be required to give information to Client that is subject to obligations of confidentiality between Patheon and its suppliers.

(c)Pricing Basis.  Client acknowledges that the Price in any Year is quoted based upon the Minimum Order Quantity and the Annual Volume specified in Schedule B to a Product Agreement.  For greater certainty, if Patheon and Client agree that the Minimum Order Quantity will be reduced or the Annual Volume in the lowest tier will not be ordered in a Year whether as a result of a decrease in estimated Annual Volume or otherwise and, as a result of the reduction, Patheon demonstrates to Client that its costs to perform the Manufacturing Services or to acquire the Components for the Product will increase on a per unit basis (including the amount of the increase), then the parties shall negotiate in good faith an amendment to the Product Agreement adjusting the Price by an amount sufficient to absorb the documented increased costs.  On or before November 30 of each Year, Patheon will give Client a statement setting forth the information to be applied in calculating those cost increases for the next Year.  Patheon will not be required to give information to Client that is subject to obligations of confidentiality between Patheon and its suppliers.

(d)Adjustments Due to Currency Fluctuations.  If the parties agree in a Product Agreement to invoice in a currency other than the local currency for the Manufacturing Site, Patheon will adjust the Price to reflect currency fluctuations.  The adjustment will be calculated after all other annual Price adjustments under this Section 4.2 have been made.  The adjustment will proportionately reflect the increase or decrease, if any, in the Set Exchange Rate compared to the Set Exchange Rate established for the prior Year or the Initial Set Exchange Rate, as the case may be.  An example of the calculation of the price adjustment (for a Canadian Manufacturing Site invoiced in USD) is set forth in Exhibit E.

(e)Tier Pricing (if applicable). The pricing in Schedule B of a Product Agreement is set forth in Annual Volume tiers based upon the Client’s volume forecasts under Section 5.1.  The Client will be invoiced during the Year for the unit price set forth in the Annual Volume tier based on the 18 month forecast provided in September of the previous Year.  Within 30 days after the end of each Year or of the termination of the Agreement, Patheon will send Client a reconciliation of the actual volume of Product ordered by the Client during the Year with the pricing tiers.  If Client has overpaid during the Year, Patheon will issue a credit to the Client for the amount of the overpayment within 60 days after the end of the Year or will issue payment to the Client for the overpayment within 60 days after the termination of

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Master Manufacturing Services Agreement

the Agreement.  If Client has underpaid during the Year, Patheon will issue an invoice to the Client under Section 5.6 for the amount of the underpayment within 60 days after the end of the Year or termination of the Agreement.  If Client disagrees with the reconciliation, the parties will work in good faith to resolve the disagreement amicably. If the parties are unable to resolve the disagreement within 30 days, the matter will be handled under Section 12.1.

(f) For all Price adjustments under this Section 4.2, Patheon will deliver to Client on or before November 30 of each Year a proposed revised Schedule B to the Product Agreement for Client’s review and approval, such revised Schedule B to be effective for Product delivered on or after the first day of the next Year.

4.2.1     Price Adjustment due to Volume Changes from Yearly Forecast Volumes for Sterile Products.

On the execution of a Product Agreement, Client will give to Patheon a forecast of the volume of Product required for the first two Years of the Product Agreement (the “Yearly Forecast Volume” or “YFV”) that will become part of the Product Agreement. If at the end of the first Year the aggregate actual volume of Product ordered by Client and invoiced by Patheon under Section 5.5 (“Actual Yearly Volume” or “AYV”) during the Year is less than the YFV as set out in the Product Agreement, then Client will pay Patheon for its non-absorbed fixed manufacturing costs incurred during the Year in an amount to be determined as follows:

[***]

On or before June 10 of each Year, the parties will agree on the YFV for the next two Years of the Product Agreement on a rolling forward basis.  The forecast of the volume of Product for the second Year may not vary by more than [***] from the original YFV for the second Year.  Once agreed, the YFV for the next Year will become binding on the parties and any amount due to Patheon will be determined as set forth above.

4.3                   Price Adjustments – Current Year Pricing.

During any Year, the Prices set out in Schedule B of a Product Agreement will be adjusted as follows:

Extraordinary Increases in Component Costs.  If, at any time, market conditions result in Patheon's cost of Components (other than Client-Supplied Components) being materially greater than normal forecasted increases, then the parties will negotiate in good faith an amendment to the Product Agreement to adjust the Price for any affected Product to compensate it for the increased Component costs.  Changes materially greater than normal forecasted increases will have occurred if: (i) the cost of a Component increases by [***] of the cost for that Component upon which the most recent Price or fee quote was based; or (ii) the aggregate cost for all Components required to manufacture a Product increases by [***] of the total Component costs for the Product upon which the most recent fee quote was based.  If Component costs have been previously adjusted to reflect

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Master Manufacturing Services Agreement

an increase in the cost of one or more Components, the adjustments set out in (i) and (ii) above will operate based on the last cost adjustment for the Components.

For a Price adjustment under this Section 4.3, Patheon will deliver to Client a proposed revised Schedule B to the Product Agreement and budgetary pricing information, adjusted Component costs or other documents reasonably sufficient to demonstrate that a Price adjustment is justified.  Patheon will have no obligation to deliver any supporting documents that are subject to obligations of confidentiality between Patheon and its suppliers.  The revised Price will be effective for any Product delivered on or after the first day of the month following the parties’ execution of an amendment to the Product Agreement.

4.4                   Adjustments Due to Technical Changes or Regulatory Authority Requirements.

Amendments to the Specifications or the Quality Agreement requested by Client will be implemented only following a technical and cost review that Patheon will perform at Client’s cost and are subject to Client and Patheon reaching agreement on Price changes required because of the amendments.  Amendments to the Specifications, the Quality Agreement, or the Manufacturing Site requested by Patheon will only be implemented following a technical and cost review that Patheon will perform at Patheon’s cost and are subject to the written approval of Client, the approval not to be unreasonably withheld, conditioned or delayed, and subject to any necessary approvals by Regulatory Authorities.  If Client accepts a proposed Price change, the proposed change in the Specifications or the Quality Agreement and the associated scope of work will be implemented at Client’s cost, and the Price change will become effective, only for those orders of Product that are manufactured under the revised Specifications.  In addition, Client agrees to purchase, at Patheon's cost (including all costs incurred by Patheon for the purchase and handling of the Inventory), all Inventory held under the  previous Specifications and purchased or maintained by Patheon in order to fill Firm Orders or under Section 5.2, if the Inventory can no longer be used under the revised Specifications.  Open purchase orders for Components no longer required under any revised Specifications that were placed by Patheon with suppliers in order to fill Firm Orders or under Section 5.2 will be cancelled where possible, but if the orders may not be cancelled without penalty, they will be assigned to and paid for by Client. Additional payments or price increases may also be required to compensate Patheon for fees and other expenses incurred by Patheon to comply with Regulatory Authority requirements which apply to the Manufacturing Services specific to Client Products, with such additional payments or price increases to be implemented only upon written approval of Client, which shall not be unreasonably withheld, conditioned or delayed.

4.5                   Multi-Country Packaging Requirements.

If Client decides to have Patheon perform Manufacturing Services for the Product for countries outside the Territory, then Client will inform Patheon of the packaging requirements for each new country and Patheon will prepare a quotation for consideration by Client of any additional costs for Components (other than Client-Supplied Components) and the changeover fees for the Product destined for each new country.  The agreed additional packaging requirements and related packaging costs and change over fees will be set out in a written amendment to this Agreement.

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Master Manufacturing Services Agreement

ARTICLE 5

ORDERS, SHIPMENT, INVOICING, PAYMENT

5.1Orders and Forecasts.

(a)Long Term Forecast.  When each Product Agreement is executed, Client will give Patheon a non-binding five year forecast of Client’s volume requirements for the Product for each Year during the term of the Product Agreement (the “Long Term Forecast”).  The Long Term Forecast will thereafter be updated annually on the anniversary of the Agreement effective date during the Initial Product Term.  If Patheon is unable to accommodate any portion of the Long Term Forecast, it will notify Client and the parties will agree on any revisions to the forecast.

(b)Rolling 18 Month Forecast.  When each Product Agreement is executed, Client will give Patheon a non-binding 18 month forecast of the volume of Product that Client expects to order in the first 18 months of commercial manufacture of the Product.  This forecast will then be updated by Client on or before the tenth day after the start of a new calendar quarter on a rolling forward basis.  Client will update the forecast forthwith if it determines that the volumes estimated in the most recent forecast have changed by more than [***]. The most recent 18 month forecast will prevail. Unless otherwise agreed in the Product Agreement, the first three months of this updated forecast will be considered binding firm orders.

(c)Firm Orders.  Concurrent with the 18 month forecast, Client will issue a new firm written order for the binding portion of such forecast in the form of a purchase order or otherwise (“Firm Order”) by Client to purchase and, when accepted by Patheon, for Patheon to manufacture and deliver the agreed quantity of the Products. The Delivery Date will not be less than 90 days following the first day of the next calendar month following the date that the Firm Order is submitted. Firm Orders submitted to Patheon will specify Client's purchase order number, quantities by Product type, delivery schedule, and any other elements necessary to ensure the timely manufacture and shipment of the Products.  Any terms in any PO, sales order, invoice or other notice submitted by either party to the other party that are different from or additional to the provisions hereof or in the applicable Product Agreement shall be null and void notwithstanding Patheon’s delivery of, and Client’s acceptance of, Product under any PO, sales order, invoice or other notice containing such terms. The quantities of Products ordered in those written orders will be firm and binding on Client and may not be reduced by Client after the written order is accepted by Patheon; provided, that the parties may adjust the quantity of Product ordered in a written order upon mutual written agreement.

(d)Acceptance of Firm Order. Patheon will accept Firm Orders by sending an acknowledgement to Client within ten Business Days of its receipt of the Firm Order.  The acknowledgement will include, subject to confirmation from the Client, the Delivery Date for the Product ordered. The Delivery Date may be amended by agreement of the parties or as set forth in Section 2.1(f). If Patheon fails to acknowledge receipt of a Firm Order

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Master Manufacturing Services Agreement

within the ten Business Day period, the Firm Order will be deemed to have been accepted by Patheon.

(e)Cancellation of a Firm Order.  If Client cancels a Firm Order, Client will pay Patheon [***].  The parties may delay the Delivery Date of a Firm Order upon written agreement, and any such agreed delay will not be considered a cancellation.

(f)Zero Volume Forecast. If Client forecasts zero volume for a period of nine successive months during the term of a Product Agreement (the “Zero Forecast Period”), then Patheon will have the option, at its sole discretion, to provide a 30 day notice to Client of Patheon’s intention to terminate the Product Agreement on a stated day.  Client thereafter will have 30 days to withdraw the zero forecast and re-submit an updated 18 month forecast other than a zero volume forecast.  In the alternative, upon request by Client, Client and Patheon shall negotiate in good faith other commercially reasonable terms and conditions on which the Product Agreement will remain in effect.  If Client has not submitted an updated 18 month forecast or initiated good faith negotiations with Client during the 30-day notice period, then Patheon will have the right to terminate the Product Agreement at the end of the 30 day notice period.

5.2                   Reliance by Patheon.

(a)Client understands and acknowledges that Patheon will rely on the Firm Orders and rolling forecasts submitted under Sections 5.1(a) and (b) in ordering the Components (other than Client-Supplied Components) required to meet the Firm Orders.  In addition, Client understands that to ensure an orderly supply of the Components, Patheon may want to purchase the Components in sufficient volumes to meet the production requirements for Products during part or all of the forecasted periods referred to in Section 5.1(a) or to meet the production requirements of any longer period agreed to by Patheon and Client.  [***]  Client will give Patheon written authorization to order Components for any launch quantities of Product requested by Client which will be considered a Firm Order when accepted by Patheon.

(b)Client will reimburse Patheon for the cost of Components ordered by Patheon under Firm Orders or under Section 5.2(a) that are not included in finished Products manufactured for Client within six months after the forecasted month for which the purchases have been made (or for a longer period as the parties may agree) or if the Components are rendered obsolete due to changes in artwork or applicable regulations during the period (collectively, “Obsolete Stock”). [***].  If any non-expired Components are used in Products subsequently manufactured for Client or in third party products manufactured by Patheon, Client will receive credit for any costs of those Components previously paid to Patheon by Client.

(c)If Client has exercised its option to take possession of Obsolete Stock and fails to do so within 12 months of purchase or, in the case of the delivery of conforming finished Product not accepted by Client within one month of batch release, Client will pay Patheon [***] for storing the Components or finished Product.  Storage fees for Components or Product which contain controlled substances or require refrigeration will be charged [***].  Storage fees are subject to a one pallet minimum charge per month.  Patheon may ship finished Product held by it longer than one month to the Client at Client’s expense on 14 days’ written notice to the Client.

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Master Manufacturing Services Agreement

5.3                   Minimum Orders.

Client may order Manufacturing Services for batches of Products only in multiples of the Minimum Order Quantities as set out in Schedule B to a Product Agreement.

5.4                   Delivery and Shipping.

The Product will be delivered to Client after it has been manufactured by Patheon, released to the Client by Patheon, and released by Client. Delivery of Products will be made EXW (Incoterms 2010) Patheon’s shipping point unless otherwise agreed in a Product Agreement.  Risk of loss or of damage to Products will remain with Patheon until Patheon loads the Products onto the carrier’s vehicle for shipment at the shipping point at which time risk of loss or damage will transfer to Client. Patheon will, in accordance with Client’s instructions and as agent for Client, at Client’s risk, arrange for shipping to be paid by Client. Client will arrange for insurance and will select the freight carrier used by Patheon to ship Products and may monitor Patheon’s shipping and freight practices as they pertain to this Agreement.  Products will be transported in accordance with the Specifications.

5.5                   Invoices and Payment.

Invoices will be sent by email to accounting@tesarobio.com, or to such other email address as may be notified by Client in writing from time to time.  Invoices will be issued when the manufactured Product is manufactured and released by both Patheon and the Client.  Patheon will also submit to Client, with each shipment of Products, a duplicate copy of the proposed invoice covering the shipment to be issued once the shipment is released by Client.  Patheon will also give Client an invoice covering any Inventory or Components which are to be purchased by Client under Section 5.2 of this Agreement.  Each invoice will, to the extent applicable, identify Client’s Manufacturing Services purchase order number, Product numbers, names and quantities, unit price, freight charges, and the total amount to be paid by Client.  Client will pay all invoices within 30 days of the date of invoice.  Patheon shall transmit the invoice on the date of issue to the email address specified above.  If any portion of an invoice is disputed, the Client will pay Patheon for the undisputed amount and the parties will use good faith efforts to reconcile the disputed amount as soon as practicable.  Interest on undisputed past due accounts will accrue [***].

ARTICLE 6

PRODUCT CLAIMS AND RECALLS

6.1                   Product Claims.

(a)Product Claims.  Client has the right to reject any portion of any shipment of Products that deviates from the Specifications, cGMPs, or Applicable Laws, without invalidating any remainder of the shipment.  Client will inspect the Products manufactured by Patheon promptly upon receipt and will give Patheon written notice (a "Deficiency Notice") of all claims for Products that deviate from the Specifications, cGMPs, or Applicable Laws, within [***] after Client’s receipt thereof (or, in the case of any defects not reasonably susceptible to discovery upon receipt of the Product, within [***] after discovery by Client, but not after the expiration date of the Product).  Should Client fail to give Patheon the Deficiency Notice within the applicable [***] period, then the delivery will be deemed to have been accepted by Client

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Master Manufacturing Services Agreement

on the [***] after delivery or discovery, as applicable.  Except for latent defects, Patheon will have no liability for any deviations for which it has not received notice within the applicable [***] period.

(b)Determination of Deficiency.  Upon receipt of a Deficiency Notice, Patheon will have ten days to advise Client by notice in writing of its position relative to the contents of the Deficiency Notice.  If Client and Patheon fail to agree within ten days after Patheon's notice to Client as to whether any Products identified in the Deficiency Notice deviate from the Specifications, cGMPs, or Applicable Laws, then the parties will mutually select an independent laboratory to evaluate if the Products deviate from the Specifications, cGMPs, or Applicable Laws.  This evaluation will be binding on the parties. If the evaluation certifies that any Products deviate from the Specifications, cGMPs, or Applicable Laws, then such Product shall be deemed rejected by Client and Patheon will be responsible for the cost of the evaluation.  If the evaluation does not so certify for any of the Products, then Client will be deemed to have accepted delivery of the Products on the [***] after delivery (or, in the case of any defects not reasonably susceptible to discovery upon receipt of the Product, on the [***] after discovery thereof by Client, but not after the expiration date of the Product) and Client will be responsible for the cost of the evaluation.

(c)Shortages and Price Disputes.  Claims for shortages in the amount of Products shipped by Patheon or other deviations from the applicable Firm Order, or a Price dispute, will be dealt with by reasonable agreement of the parties. Any claim for a shortage or other deviation or a Price dispute will be deemed waived if it has not been presented within [***] of the date of invoice.

(d)Product Rejection for Finished Product Specification Failure. Internal process specifications will be defined and agreed upon.  If Patheon manufactures Product in accordance with the agreed upon process specifications, the batch production record, and Patheon’s standard operating procedures for manufacturing, but a batch or portion of batch of Product does not meet a finished Product specification, Client will pay Patheon the applicable fee per unit for the non-conforming Product. The API in the non-conforming Product will be included in the “Quantity Converted” for purposes of calculating the “Actual Annual Yield” under Section 2.2(a).

6.2                   Product Recalls and Returns.

(a)Records and Notice.  Patheon and Client will each maintain records necessary to permit a Recall of any Products delivered to Client or customers of Client.  Each party will promptly notify the other by telephone (to be confirmed in writing) of any information which might affect the marketability, safety or effectiveness of the Products or which might result in the Recall or seizure of the Products.  Upon receiving this notice or upon this discovery, each party will stop making any further shipments of any applicable Product(s) in its possession or control until a decision has been made whether a Recall or some other corrective action is necessary.  The decision to initiate a Recall or to take some other corrective action, if any, will be made and implemented by Client.  "Recall" will mean any action (i) by Client to recover title to or possession of quantities of the Products sold or shipped to third parties (including, without limitation, the voluntary withdrawal of Products from the market); or (ii) by any Regulatory Authorities to detain or destroy any of the Products.  Recall will also include any action by either party to refrain from selling or shipping quantities of the Products to third parties which would be subject to a Recall if sold or shipped.

(b)Cooperation.  If (i) any Regulatory Authority issues a directive, order or a written request that any Product be Recalled, (ii) a court of competent jurisdiction orders a Recall, or (iii) Client determines

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Master Manufacturing Services Agreement

that any Product should be Recalled or that a "Dear Doctor" letter is required for any Product, Patheon will co-operate as reasonably required by Client and pursuant to all Applicable Laws.

(c)Product Returns.  Client will have the responsibility for handling customer returns of the Products.  Patheon will give Client any assistance that Client may reasonably require to handle the returns.

6.3                   Patheon’s Responsibility for Defective and Recalled Products.

(a)Defective Product.  If Client rejects Products under Section 6.1 and the deviation is determined to have arisen from Patheon’s failure to provide the Manufacturing Services in accordance with the Specifications, cGMPs, or Applicable Laws, Patheon will credit Client’s account for Patheon’s invoice price for the defective Products.  If Client previously paid for the defective Products, Patheon will promptly, at Client’s election, either: (i) refund the invoice price for the defective Products; (ii) offset the amount paid against other amounts due to Patheon hereunder; or (iii) replace the Products with conforming Products, provided that Patheon is able to  manufacture replacement Product at the same Manufacturing Site as that of the rejected Products, without Client being liable for payment therefor under Section 3.1, and contingent upon the receipt from Client of all Active Materials and Client-Supplied Components (the cost of which shall be subject to reimbursement by Patheon under the yield calculation and subject to the Maximum Credit Value) required for the manufacture of the replacement Products.  For greater certainty, Patheon’s responsibility for any loss of Active Materials in defective Product will be captured and calculated in the Active Materials Yield under Section 2.2.

(b)Recalled or Returned Product.  If a Recall or return results from, or arises out of, a failure by Patheon to perform the Manufacturing Services in accordance with the Specifications, cGMPs, or Applicable Laws, Patheon will be responsible for Client’s documented expenses of the Recall or return and  Patheon will promptly, at Client’s election, either: (i) refund the invoice price for the defective Products; (ii) offset the amount paid against other amounts due to Patheon hereunder; or (iii) replace the Recalled or returned Products with  conforming Products, provided that Patheon is able to manufacture replacement Product at the same Manufacturing Site as that of the Recalled or returned Products, without Client being liable for payment therefor under Section 3.1, and contingent upon the receipt from Client of all Active Materials and Client-Supplied Components (the cost of which shall be subject to reimbursement by Patheon under the yield calculation and subject to the Maximum Credit Value) required for the manufacture of the replacement Products.  For greater certainty, Patheon’s responsibility for any loss of Active Materials in Recalled Product will be captured and calculated in the Active Materials Yield under Section 2.2.  In all other circumstances, Recalls, returns, or other corrective actions will be made at Client's cost and expense.    Notwithstanding anything to the contrary in this Agreement, Patheon will only be required to replace or refund any batch or portion of a batch of recalled Product and will only be liable for Active Material contained therein to the extent the Product is unsold, returned, destroyed or otherwise disposed of by Client in accordance with the terms of this Agreement.  The quantity of API contained in this Product will be included in the Quantity Dispensed but not in the Quantity Converted for purposes of calculating the Shortfall in Section 2.2(b).

(c)Except as set forth in Sections 6.3(a) and (b) above, Sections 6.4 and 6.5 below or Section 10.3 below, or as otherwise specified in this Agreement or a Product Agreement, Patheon will not be liable to Client nor have any responsibility to Client for any deficiencies in, or other liabilities associated with, any Product manufactured by it (collectively, "Product Claims").  For greater certainty but not limitation, Patheon will have no obligation for any Product Claims to the extent the Product Claim (i) is caused by

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Master Manufacturing Services Agreement

deficiencies in the Specifications, the safety, efficacy, or marketability of the Products or any distribution thereof, (ii) results from a defect in a Component that is not reasonably discoverable by Patheon using the test methods set forth in the Specifications prior to use of the applicable Component in the performance of the Manufacturing Services, (iii) results from a defect in the Active Materials, Client-Supplied  Components or Components supplied by a Client designated additional source that is not reasonably discoverable by Patheon using the test methods set forth in the Specifications, (iv) is caused by actions of Client or third parties occurring after the Product is shipped by Patheon under Section 5.4, (v) is due to packaging design or labelling defects or omissions for which Patheon has no responsibility, (vi) is due to any unascertainable reason despite Patheon having performed the Manufacturing Services in accordance with the Specifications, cGMPs, and Applicable Laws, or (vii) is due to any other breach by Client of its obligations under this Agreement.

6.4                   Disposition of Defective or Recalled Products.

Client will not dispose of any damaged, defective, returned, or Recalled Products for which it intends to assert a claim against Patheon without Patheon’s prior written authorization to do so.  Alternatively, Patheon may instruct Client to return the Products to Patheon.  Patheon will bear the cost of disposition for any damaged, defective, returned or Recalled Products for which it bears responsibility under Section 6.3.  In all other circumstances, Client will bear the cost of disposition, including all applicable fees for Manufacturing Services, for any damaged, defective, returned, or Recalled Products.

6.5                   Healthcare Provider or Patient Questions and Complaints.

Client will have the sole responsibility for responding to questions and complaints from its customers.  Questions or complaints received by Patheon from Client's customers, healthcare providers or patients will be promptly referred to Client.  Patheon will co-operate as reasonably required to allow Client to determine the cause of and resolve any questions and complaints.  This assistance will include follow-up investigations, including testing.  In addition, Patheon will give Client all agreed upon information that will enable Client to respond properly to questions or complaints about the Products as set forth in the Quality Agreement.  Unless it is determined that the cause of the complaint resulted from a failure by Patheon to perform the Manufacturing Services in accordance with the Specifications, cGMPs, and Applicable Laws, all costs incurred under this Section 6.5 will be borne by Client.

6.6                   Sole Remedy.

Except for the indemnity set forth in Section 10.3 and subject to the limitations set forth in Sections 10.1 and 10.2, the remedies described in this Article 6 will be Client’s sole remedy for any failure by Patheon to provide the Manufacturing Services in accordance with the Specifications, cGMPs, and Applicable Laws.

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Master Manufacturing Services Agreement

ARTICLE 7

CO-OPERATION

7.1                   Governance Committee.

(a)Composition.  Within 30 days of execution of the Agreement, the parties will form a Governance Committee (the “Committee”). The Committee will consist of up to three (3) representatives from each party, including the Primary Contact (“PC”) and Quality Representative from each party. The Committee will provide a forum for routine communication and discussion of Agreement deliverables and responsibilities.

(b)Meetings.  During the term of this Agreement, the Committee will schedule and hold routine meetings, at defined intervals acceptable to the Committee, but no less frequently then quarterly, with a minimum of two (2) face-to-face meetings annually. The PCs at each party will develop agendas as well as supporting material requirements; define required participation; and generate meeting notes for distribution. The parties will each bear all expenses of their representatives relative to their participation both on the Committee, and in the meetings of the Committee. Nothing prevents the Committee, or its respective members, from meeting on an ad hoc basis as required.

(c)Responsibilities.  The Committee shall undertake the following responsibilities:

(i)Review the most current forecasts and Firm Orders to ensure alignment on Agreement deliverables.

(ii)Review current status of all applicable critical Inventories, Active Materials, Product batches, packaged Product batches, and any other items deemed appropriate by the Committee.

(iii)Act as a forum for discussion of operational, technical, and quality issues, and any and all other relationship-driven issues as required.

(iv)Advise the parties regarding activities involved in day-to-day, tactical operations. The Committee will involve additional subject matter experts from each party as required to address specific activities and decisions.

(v)Recommend creation and resourcing of sub-teams as required to address specific issues.

(d)Committee Designation Contact List.  The individual members of the Committee are set forth below.  Each party may change any of its representatives to the Committee upon prior written notice to the other party.

	Patheon	Client
Primary Contact	[***]	[***]
Quality Representative	[***]	[***]
Technical Representative	[***]	[***]

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7.2                   Governmental Agencies.

Subject to Section 7.8, each party may communicate with any governmental agency regarding the Products, including, but not limited to Regulatory Authorities responsible for granting Regulatory Approval for the Products, if, in the reasonable opinion of that party's counsel, the communication is necessary to comply with the terms of this Agreement or the requirements of Applicable Laws.  Each party shall promptly notify the other party of such communications regarding the Products, and upon request, shall provide copies to the other party of any such written communications with government agencies.

7.3                   Records and Accounting by Patheon.

Patheon will keep records of the manufacture, testing, and shipping of the Products, and retain samples of the Products as are necessary to comply with cGMPs, the Specifications, the Quality Agreement and other requirements applicable to Patheon, as well as to assist with resolving Product complaints and other similar investigations.  Unless otherwise agreed to in the Quality Agreement, copies of the records and samples will be retained for one year following the date of Product expiry, or longer if required by Applicable Laws, following which time Client will be contacted concerning the delivery and destruction of the documents and/or samples of Products.  Patheon reserves the right to destroy or return to Client, at Client’s sole expense, any document or samples for which the retention period has expired if Client fails to arrange for destruction or return within 30 days of receipt of notice from Patheon.  Client is responsible for retaining samples of the Products necessary to comply with Applicable Laws.

7.4                   Inspection.

Client may inspect Patheon reports, records, standard operating procedures, and other documentation related to the Manufacturing Services and this Agreement during normal business hours and with reasonable advance notice, provided that a Patheon representative must be present during the inspection.

7.5                   Access.

Patheon will give Client reasonable access at agreed times to the areas of the Manufacturing Site in which the Active Materials and Components are held, and in which the Products are manufactured, packaged, stored, handled, or shipped to permit Client to verify that the Manufacturing Services are being performed in accordance with the Specifications, cGMPs, and Applicable Laws.  With the exception of for-cause audits, Client generally will be allowed one such audit per Year per Product and/or Product Agreement, lasting no more than two days, and involving no more than two auditors.  Client

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Master Manufacturing Services Agreement

may request additional audits, additional audit days, or the participation of additional auditors subject to payment to Patheon of a fee of [***], except that additional audits shall be allowed, and these additional fees shall not apply, in the event of a for-cause audit by Client.  The right of access set forth in Sections 7.4 and 7.5 generally does not include a right to access or inspect Patheon’s financial records, except that Client shall have the right to conduct a for-cause audit of Patheon’s financial records.

7.6                   Notification of Regulatory Inspections.

Patheon will notify Client within one Business Day of any inspections by any Authority involving the Products.  Patheon will also notify Client of receipt of any FDA Form 483 s, Establishment Inspection Reports, warning letters, or other inspectional findings that relate to the Products. Patheon shall promptly provide [redacted] copies of such inspection-related documents to Client and grant Client a reasonable opportunity to review and comment on Patheon’s proposed responses to the same.

7.7                   Reports. Upon request, Patheon will supply on an annual basis all Product data in its control, including release test results, complaint test results, and all investigations (in manufacturing, testing, and storage), that Client reasonably requires in order to complete any filing under any applicable regulatory regime, including any Annual Report that Client is required to file with the FDA.  Any additional data or report requested by Client beyond the scope of cGMPs and customary FDA, EMA and Health Canada requirements will be subject to an additional fee to be agreed upon between Patheon and the Client.

7.8                   Regulatory Filings.

(a)         Regulatory Approval.  Client will have the sole responsibility at Client’s expense for filing all documents with all Regulatory Authorities and taking any other actions that may be required for the receipt or maintenance of Regulatory Authority approval for the commercial manufacture, distribution and sale of the Products (“Regulatory Approval”).  Patheon will assist Client, to the extent consistent with Patheon’s obligations under this Agreement, to obtain Regulatory Authority approval for the commercial manufacture, distribution and sale of all Products as quickly as reasonably possible.

(b)         Verification of Data.  Prior to filing any documents with any Regulatory Authority that incorporate data generated by Patheon, Client will give Patheon a copy of the documents incorporating this data to give Patheon the opportunity to verify the accuracy and validity of those documents as they relate to Patheon generated data. Patheon generally requires 21 days to perform this review but the parties may agree to a shorter time for the review as needed.

(c)         Verification of CTD.  Prior to filing with any Regulatory Authority any documentation which is or is equivalent to the Quality Module (Drug Product Section) of the Common Technical Document (all such documentation herein referred to as “CTD”) related to any Regulatory Approval, such as a New Drug Application, Abbreviated New Drug Application or Biologics License Application in the U.S., or Marketing Authorisation Application in the E.U., Client will give Patheon a copy of relevant portions of the CTD as well as all supporting documents which have been relied upon to prepare relevant portions of the CTD.  The purpose of providing this information is to permit Patheon to verify that the relevant portions of the CTD accurately describe the validation or scale-up work that Patheon has performed and the manufacturing processes that Patheon will perform under this Agreement.  Patheon generally requires 21 days to perform

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Master Manufacturing Services Agreement

this review but the parties may agree to a shorter time for the review as needed. Client will give Patheon copies at the time of submission of CTD information that is relevant to Manufacturing Services for the Product.

(d)         Deficiencies.  If Patheon reasonably determines that any of the information given by Client under clauses (b) and (c) above is inaccurate or deficient in any manner whatsoever (the "Deficiencies"), Patheon will notify Client in writing of the Deficiencies.  The parties will work together to resolve the Deficiencies prior to any pre-approval inspection.

(e)         Client Responsibility.  For clarity, the parties agree that in reviewing the documents referred to in clause (b) and (c) above, Patheon’s role will be limited to verifying the accuracy of the description of the work undertaken or to be undertaken by Patheon.  Subject to the foregoing, Patheon will not assume any responsibility for the accuracy of any application for receipt of an approval by a Regulatory Authority.  The Client is solely responsible for the preparation and filing of the application for approval by the Regulatory Authority and any relevant costs will be borne by the Client.

(f)         Inspection by Regulatory Authorities.  If Client does not give Patheon the documents requested under subsections (b) and (c) above within the time specified and if Patheon reasonably believes that Patheon’s standing with a Regulatory Authority may be jeopardized as a result, Patheon may delay or postpone any inspection by the Regulatory Authority until Patheon has reviewed the requested documents and is satisfied with their contents.

(g)         Pharmacovigilance.  Client will be responsible, at its expense, for all pharmacovigilance obligations for the Products pursuant to Applicable Laws.  To the extent Patheon receives information regarding an adverse event related to a Product, Patheon shall collect and promptly forward this adverse event information to Client.  Patheon will cooperate as reasonably required to allow Client to follow up on any such adverse events to fulfill Client’s obligations under Applicable Laws.

(h)         No Patheon Responsibility.  Patheon will not assume any responsibility for the accuracy or cost of any application for Regulatory Approval. If a Regulatory Authority, or other governmental body, requires Patheon to incur fees, costs or activities in relation to the Products which Patheon considers unexpected and extraordinary, then Patheon will notify Client in writing and the parties will discuss in good faith appropriate mutually acceptable actions, including fee/cost sharing, or termination of all or any part of this Agreement.  Patheon will not be obliged to undertake these activities or to pay for the fees or costs if, in Patheon’s sole discretion, doing so is commercially inadvisable for Patheon.

ARTICLE 8

TERM AND TERMINATION

8.1                   Initial Term.

This Agreement will become effective as of the Effective Date and will continue until December 31, 2019 (the "Initial Term"), unless terminated earlier by one of the parties in accordance herewith.  This Agreement will automatically renew after the Initial Term for successive terms of two Years each if there is a Product Agreement in effect, unless Patheon gives written notice to Client of its intention

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to terminate this Agreement at least 12 months prior to the end of the then current term or Client gives written notice to Patheon of its intention to terminate this Agreement at least six months prior to the end of the then current term. In any event, the legal terms and conditions of this Agreement will continue to govern any Product Agreement in effect as provided in Section 1.2. The first Product Agreement will have an initial term that runs concurrently with the Initial Term and each other Product Agreement will have an initial term of three Years from the start of commercial manufacture at the Manufacturing Site for the Product unless the parties agree to a different number of Years in the applicable Product Agreement (each, an “Initial Product Term”). Product Agreements will automatically renew after the Initial Product Term for successive terms of two Years each unless either party gives written notice to the other party of its intention to terminate the Product Agreement at least 12 months prior to the end of the then current term.

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Master Manufacturing Services Agreement

8.2                   Termination for Cause.

(a)Either party at its sole option may terminate this Agreement or a Product Agreement upon written notice where the other party has failed to remedy a material breach of any of its representations, warranties, or other obligations under this Agreement or the Product Agreement within 60 days following receipt of a written notice (the "Remediation Period") of the breach from the aggrieved party that expressly states that it is a notice under this Section 8.2(a) (a "Breach Notice").   The termination of a Product Agreement under this Section 8.2(a) will not affect any other Product Agreements where there has been no material breach of the other Product Agreements.

(b)Either party at its sole option may immediately terminate this Agreement or a Product Agreement upon written notice, but without prior advance notice, to the other party if: (i) the other party is declared insolvent or bankrupt by a court of competent jurisdiction; (ii) a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by the other party; or (iii) this Agreement or a Product Agreement is assigned by the other party for the benefit of creditors.

(c)Client may terminate this Agreement or a Product Agreement upon 30 days' prior written notice if any Authority takes any action, or raises any objection, that prevents Client from importing, exporting, purchasing, or selling the Product.  But if this occurs, Client must still fulfill all of its obligations under Section 8.4 below and under any Capital Equipment Agreement regarding the Product.

(d)Patheon may terminate this Agreement or a Product Agreement upon six months' prior written notice if Client assigns under Section 13.6 any of its rights under this Agreement or a Product Agreement to an assignee that, in the opinion of Patheon acting reasonably, is a Patheon Competitor.

8.3                   Other Termination Rights.

Client will give Patheon at least three months’ advance written notice if it intends to no longer order Manufacturing Services for a Product due to the Product's discontinuance in the  Territory.

8.4                   Obligations on Termination.

(a)If a Product Agreement is completed, expires, is terminated by Patheon in accordance with Section 8.2 or is terminated by Client in accordance with Section 8.3 for any reason other than Patheon’s delivery of Product that does not conform to the Specifications or cGMPs, then:

(i)Client will take delivery of and pay for all undelivered Products that are manufactured and/or packaged under a Firm Order, at the Price in effect at the time the Firm Order was placed;

(ii)Client will purchase, at Patheon's cost (including all third party costs incurred by Patheon for the purchase and handling of the Inventory), the Inventory applicable to the Products which was purchased, produced or maintained by Patheon in contemplation of filling Firm Orders or in accordance with Section 5.2;

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Master Manufacturing Services Agreement

(iii)Client will satisfy the purchase price payable under Patheon's orders with suppliers of Components, if the orders were made by Patheon in reliance on Firm Orders or in accordance with Section 5.2; and

(iv)Client acknowledges that no Patheon Competitor will be permitted access to the Manufacturing Site; and

(v)Client will make commercially reasonable efforts, at its own expense, to remove from Patheon site(s), within 30 days, all unused Active Material and Client-Supplied Components, all applicable Inventory and Materials (whether current or obsolete), supplies, undelivered Product, chattels, equipment or other moveable property owned by Client, related to the Agreement and located at a Patheon site or that is otherwise under Patheon’s care and control (“Client Property”).  If Client fails to remove the Client Property within 30 days following the completion, termination, or expiration of the Product Agreement, Client will pay Patheon [***] for any of the Client Property that contains controlled substances, requires refrigeration or other special storage requirements) thereafter for storing the Client Property and will assume any third party storage charges invoiced to Patheon regarding the Client Property.  Patheon will invoice Client for the storage charges as set forth in Section 5.5 of this Agreement.

(b)If a Product Agreement is terminated by Client in accordance with Section 8.2(a) because Patheon has delivered Product that does not conform to the Specifications or cGMPs, then (i) Section 8.4(a)(i) shall apply but only to the extent that the Product conforms to the Specifications or cGMPs, and (ii) Section 8.4(a)(v) shall apply but only with respect to all Client Property other than Inventory and Materials.

(c)Any completion, termination or expiration of this Agreement or a Product Agreement will not affect any outstanding obligations or payments due prior to the completion, termination or expiration, nor will it prejudice any other remedies that the parties may have under this Agreement or a Product Agreement or any related Capital Equipment Agreement.  For greater certainty, completion, termination or expiration of this Agreement or of a Product Agreement for any reason will not affect the obligations and responsibilities of the parties under Articles 10, 11 and 13 and Sections 2.2, 5.4, 5.5 and 8.4, all of which survive any completion, termination or expiration.

ARTICLE 9

REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1                   Authority.

Each party covenants, represents, and warrants that it has the full right and authority to enter into this Agreement and that it is not aware of any impediment that would inhibit its ability to perform its obligations hereunder.

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Master Manufacturing Services Agreement

9.2                   Client Warranties.

Client represents and warrants to Patheon that, as of the date of the execution of a Product Agreement and solely with respect to the Product and any Client Intellectual Property related to the Product that is the subject of such Product Agreement, that:

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Master Manufacturing Services Agreement

(a)Non-Infringement.

(i)Client has the right to disclose the Specifications to Patheon;

(ii)(A) Client owns or controls any Client Intellectual Property used by Patheon in performing the Manufacturing Services according to the Specifications, and ( B) the Client Intellectual Property may be lawfully used as directed by Client, and (C)  to Client’s knowledge, the use of the Client Intellectual Property to perform the Manufacturing Services in accordance with this Agreement and the relevant Product Agreement does not infringe and will not infringe any Third Party Rights;

(iii)to Client’s knowledge, there are no actions or other legal proceedings involving the Client that concerns the infringement of Third Party Rights related to the Active Materials or the Product, or the sale, use, or other disposition of the Product made in accordance with the Specifications;

(b)Quality and Compliance.

(i)the Specifications for the Product conforms to all applicable cGMPs and Applicable Laws;

(ii)the Products, if labelled and manufactured by Patheon in accordance with the Specifications and in compliance with applicable cGMPs and Applicable Laws (A) may be lawfully sold and distributed in the Territory, (B) will be fit for the purpose intended, and (C) will be safe for human consumption;

(iii)on the date of shipment, the API will conform to the specifications for the API that Client has given to Patheon and that the API will be adequately contained, packaged, and labelled and will conform to the affirmations of fact on the container.

9.3                   Patheon Warranties.

Patheon covenants, represents, and warrants that:

(a)it will perform the Manufacturing Services in accordance with the Specifications, cGMPs, the Quality Agreement and Applicable Laws;

(b)any Patheon Intellectual Property used by Patheon to perform the Manufacturing Services (i) is Patheon’s or its Affiliate's unencumbered property, (ii) may be lawfully used by Patheon, and (iii) does not infringe and will not infringe any Third Party Rights;

(c)it will not in the performance of its obligations under this Agreement use the services of any person  who is, or who to Patheon’s knowledge is under consideration to be, debarred under 21 U.S.C. §335 a, or excluded, suspended, or declared ineligible under other Applicable Laws;

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Master Manufacturing Services Agreement

(d)it does not currently  employ and will not hire as an officer or an employee or retain as an agent or contractor, any person who has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product under the Federal Food, Drug, and Cosmetic Act  ;

(e)it has the expertise and the facilities to perform the Manufacturing Services; and

(f)it currently has, and will maintain at all relevant times, all government permits, licenses, approvals, and authorities required to enable it to lawfully and properly perform the Manufacturing Services.

9.4                   No Warranty.

PATHEON MAKES NO WARRANTY OR CONDITION OF ANY KIND, EITHER EXPRESSED OR IMPLIED, BY FACT OR LAW, OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT.

ARTICLE 10

REMEDIES AND INDEMNITIES

10.1                   Consequential and Other Damages.

UNDER NO CIRCUMSTANCES WHATSOEVER WILL EITHER PARTY BE LIABLE TO THE OTHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY, OR OTHERWISE FOR (I) ANY (DIRECT OR INDIRECT) LOSS OF PROFITS, OF PRODUCTION, OF ANTICIPATED SAVINGS, OF BUSINESS, OR GOODWILL OR (II) ANY RELIANCE DAMAGES, INCLUDING BUT NOT LIMITED TO COSTS OR EXPENDITURES INCURRED TO EVALUATE THE VIABILITY OF ENTERING INTO THIS AGREEMENT OR TO PREPARE FOR PERFORMANCE UNDER THIS AGREEMENT OR (III) FOR ANY OTHER LIABILITY, DAMAGE, COSTS, OR EXPENSE OF ANY KIND INCURRED BY THE OTHER PARTY OF AN INDIRECT OR CONSEQUENTIAL NATURE, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF THESE DAMAGES.

10.2                   Limitation of Liability.

(a)Defective or Recalled Product. Patheon’s maximum aggregate liability to Client for any obligation to (i) refund, offset or replace any defective Product under Section 6.3(a) or (ii) replace any recalled Products under Section 6.3(b), will not exceed [***] of the Price for such defective or recalled Product as applicable.  This Section 10.2(a) will not be subject to Section 10.2(c).

(b)Active Materials.  Except as expressly set forth in Section 2.2, under no circumstances will Patheon be responsible for any loss or damage to the Active Materials.  Patheon’s maximum responsibility for loss or damage to the Active Materials will not exceed the Maximum Credit Value set forth in Schedule D of a Product Agreement.

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Master Manufacturing Services Agreement

(c)Maximum Liability.  Patheon’s maximum liability to Client under this Agreement or any Product Agreement for any reason whatsoever (except Section 10.3), including, without limitation, any liability arising under Section 2.2 hereof or resulting from any and all breaches of its representations, warranties, or any other obligations under this Agreement or any Product Agreement, will not exceed [***].

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Master Manufacturing Services Agreement

10.3                   Patheon Indemnity.

(a)Patheon agrees to defend and indemnify Client, its officers, employees, and agents against all losses, damages, costs, claims, demands, judgments and liability to, from and in favour of third parties (other than Affiliates) resulting from, or relating to (i) any claim of infringement or alleged infringement of any Third Party Rights in the Patheon Intellectual Property, (ii) any claim of personal injury or property damage to the extent that the injury or damage is the result of a failure by Patheon to perform the Manufacturing Services in accordance with this Agreement, the Specifications, cGMPs or Applicable Laws, (iii) breach of this Agreement by Patheon, or (iv) Patheon’s negligence or willful misconduct in the performance of its obligations under this Agreement, except to the extent that the losses, damages, costs, claims, demands, judgments, and liability are due to the negligence or wrongful act(s) of Client, its officers, employees, agents, or Affiliates.

(b)If a claim occurs, Client will: (a) promptly notify Patheon of the claim; (b) use commercially reasonable efforts to mitigate the effects of the claim; (c) reasonably cooperate with Patheon in the defense of the claim; and (d) permit Patheon to control the defense and settlement of the claim, all at Patheon's cost and expense; provided, that Patheon shall not settle any such claim without Client’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

10.4                   Client Indemnity.

(a)Client agrees to defend and indemnify Patheon, its officers, employees, and agents against all losses, damages, costs, claims, demands, judgments and liability to, from and in favour of third parties (other than Affiliates) resulting from, or relating to (i) any claim of infringement or alleged infringement of any Third Party Rights in the Products or Client Intellectual Property, or any portion thereof, or (ii) any claim of personal injury or property damage to the extent that the injury or damage is the result of a breach of this Agreement by Client, including, without limitation, any representation or warranty contained herein, or (iii) Client’s negligence or willful misconduct in the performance of its obligations under this Agreement, except to the extent that the losses, damages, costs, claims, demands, judgments, and liability are due to the negligence or wrongful act(s) of Patheon, its officers, employees, or agents.

(b)If a claim occurs, Patheon will: (a) promptly notify Client of the claim; (b) use commercially reasonable efforts to mitigate the effects of the claim; (c) reasonably cooperate with Client in the defense of the claim; and (d) permit Client to control the defense and settlement of the claim, all at Client's cost and expense; provided, that Client shall not settle any such claim without Patheon’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

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Master Manufacturing Services Agreement

ARTICLE 11

CONFIDENTIALITY

11.1                   Confidential Information.

“Confidential Information” means any information disclosed by the Disclosing Party to the Recipient (whether disclosed in oral, written, electronic or visual form) that is non-public, confidential or proprietary including, without limitation, information relating to the Disclosing Party’s patent and trademark applications, process designs, process models, drawings, plans, designs, data, databases and extracts therefrom, formulae, methods, know-how and other intellectual property, its clients or client confidential information, finances, marketing, products and processes and all price quotations, manufacturing or professional services proposals, information relating to composition, proprietary technology, and all other information relating to manufacturing capabilities and operations.  In addition, all analyses, compilations, studies, reports or other documents prepared by any party's Representatives containing the Confidential Information will be considered Confidential Information. Samples or materials provided hereunder as well as any and all information derived from the approved analysis of the samples or materials will also constitute Confidential Information.

For the purposes of this ARTICLE 11, a party or its Representative receiving Confidential Information under this Agreement is a “Recipient,” and a party or its Representative disclosing Confidential Information under this Agreement is the “Disclosing Party.”

11.2                   Use of Confidential Information.

The Recipient will use the Confidential Information solely for the purpose of meeting its obligations under this Agreement.  The Recipient will keep the Confidential Information strictly confidential and will not disclose the Confidential Information in any manner whatsoever, in whole or in part, other than to those of its Representatives who (i) have a need to know the Confidential Information for the purpose of this Agreement; (ii) have been advised of the confidential nature of the Confidential Information and (iii) have obligations of confidentiality and non-use to the Recipient no less restrictive than those of this Agreement.  Recipient will protect the Confidential Information disclosed to it by using all reasonable precautions to prevent the unauthorized disclosure, dissemination or use of the Confidential Information, which precautions will in no event be less than those exercised by Recipient with respect to its own confidential or proprietary Confidential Information of a similar nature.

11.3                   Exclusions.

The obligations of confidentiality will not apply to the extent that the information:

(a)is or becomes publicly known through no breach of this Agreement or fault of the Recipient or its Representatives;

(b)is in the Recipient's possession at the time of disclosure by the Disclosing Party other than as a result of the Recipient's breach of any legal obligation;

(c)is or becomes known to the Recipient on a non-confidential basis through disclosure by sources, other than the Disclosing Party, having the legal right to disclose the Confidential Information,

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Master Manufacturing Services Agreement

provided that the other source is not known by the Recipient to be bound by any obligations (contractual, legal, fiduciary, or otherwise) of confidentiality to the Disclosing Party with respect to the Confidential Information;

(d)is independently developed by the Recipient without use of or reference to the Disclosing Party's Confidential Information as evidenced by Recipient’s written records; or

(e)is expressly authorized for release by the written authorization of the Disclosing Party.

Any combination of information which comprises part of the Confidential Information are  not exempt from the obligations of confidentiality merely because individual parts of that Confidential Information were publicly known, in the Recipient’s possession, or received by the Recipient, unless the combination itself was publicly known, in the Recipient’s possession, or received by the Recipient.

11.4                   Photographs and Recordings.

Neither party will take any photographs or videos of the other party’s facilities, equipment or processes, nor use any other audio or visual recording equipment (such as camera phones) while at the other party’s facilities, without that party’s express written consent.

11.5                   Permitted Disclosure.

Notwithstanding any other provision of this Agreement, the Recipient may disclose Confidential Information of the Disclosing Party to the extent required, as advised by counsel, in response to a valid order of a court or other governmental body or as required by law, regulation or stock exchange rule. But the Recipient will advise the Disclosing Party in advance of the disclosure to the extent practicable and permissible by the order, law, regulation or stock exchange rule and any other applicable law, will reasonably cooperate with the Disclosing Party, if required, in seeking an appropriate protective order or other remedy, and will otherwise continue to perform its obligations of confidentiality set out herein.  If any public disclosure is required by law, the parties will consult concerning the form of announcement prior to the public disclosure being made.

11.6                   Marking.

The Disclosing Party agrees to use reasonable efforts to summarize in writing the content of any oral disclosure or other non-tangible disclosure of Confidential Information within 30 days of the disclosure, but failure to provide this summary will not affect the nature of the Confidential Information disclosed if the Confidential Information was identified as confidential or proprietary when disclosed orally or in any other non-tangible form or is of a nature reasonably understood to be confidential or proprietary.

11.7                   Return of Confidential Information.

Upon the written request of the Disclosing Party, the Recipient will promptly return the Confidential Information to the Disclosing Party or, if the Disclosing Party directs, destroy all Confidential Information disclosed in or reduced to tangible form including any copies thereof and any summaries,

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Master Manufacturing Services Agreement

compilations, analyses or other notes derived from the Confidential Information except for one copy which may be maintained by the Recipient for its records.  The retained copy will remain subject to all confidentiality provisions contained in this Agreement.

11.8                   Remedies.

The parties acknowledge that monetary damages may not be sufficient to remedy a breach by either party of this Agreement and agree that the non-breaching party will be entitled to seek specific performance, injunctive and/or other equitable relief to prevent breaches of this Agreement and to specifically enforce the provisions hereof in addition to any other remedies available at law or in equity. These remedies will not be the exclusive remedies for breach of this Agreement but will be in addition to any and all other remedies available at law or in equity.

ARTICLE 12

DISPUTE RESOLUTION

12.1                   Commercial Disputes.

If any dispute arises out of this Agreement or any Product Agreement (other than a dispute under Section 6.1(b) or a Technical Dispute, as defined herein), the parties will first try to resolve it amicably.  In that regard, any party may send a notice of dispute to the other, and each party will appoint, within ten Business Days from receipt of the notice of dispute, a single representative having full power and authority to resolve the dispute.  The representatives will meet as necessary in order to resolve the dispute.  If the representatives fail to resolve the matter within one month from their appointment, or if a party fails to appoint a representative within the ten Business Day period set forth above, the dispute will immediately be referred to the Chief Operating Officer (or another officer as he/she may designate) of each party who will meet and discuss as necessary to try to resolve the dispute amicably.  Should the parties fail to reach a resolution under this Section 12.1, the dispute may be referred by either party to a court of competent jurisdiction in accordance with Section 13.17.

12.2                   Technical Dispute Resolution.

If a dispute arises between the parties that is exclusively related to technical aspects of the manufacturing, packaging, labelling, quality control testing, handling, storage, or other activities under this Agreement (a "Technical Dispute"), the parties will make all reasonable efforts to resolve the dispute by amicable negotiations.  In that regard, senior representatives of each party will, as soon as possible and in any event no later than ten Business Days after a written request from either party to the other, meet in good faith to resolve any Technical Dispute.  If, despite this meeting, the parties are unable to resolve a Technical Dispute within a reasonable time, and in any event within 30 Business Days of the written request, the Technical Dispute will, at the request of either party, be referred for determination to an expert in accordance with Exhibit A.  If the parties cannot agree that a dispute is a Technical Dispute, Section 12.1 will prevail.  For greater certainty, the parties agree that the release of the Products for sale or distribution under the applicable Regulatory Approval for the Products will not by itself indicate compliance by Patheon with its obligations for the Manufacturing Services and further that nothing in this Agreement (including

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Master Manufacturing Services Agreement

Exhibit A) will remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Products are to be released for sale or distribution.

ARTICLE 13

MISCELLANEOUS

13.1                   Inventions.

(a)For the term of the relevant Product Agreement, Client hereby grants to Patheon a non-exclusive, paid-up, royalty-free, non-transferable license of Client’s Intellectual Property and Client-Owned Inventions which Patheon must use in order to perform the Manufacturing Services under such Product Agreement.

(b)All Client Intellectual Property will be the exclusive property of Client.

(c)All Patheon Intellectual Property will be the exclusive property of Patheon. Patheon hereby grants to Client a perpetual, irrevocable, non-exclusive, paid-up, royalty-free, transferable license to use the Patheon Intellectual Property and Patheon-Owned Inventions used by Patheon to perform the Manufacturing Services to enable Client to manufacture the Product(s).

(d)Client shall own any Inventions generated or derived by Patheon while performing any Manufacturing Services, or otherwise generated or derived by Patheon in its business which Intellectual Property is (i) covered by subsection (b) of the definition of Client Intellectual Property, or (ii) that can reasonably be deemed to constitute improvements or other modifications of Products or Client Intellectual Property (“Client-Owned Inventions”).  Patheon shall own all other Inventions generated or derived by Patheon while performing any Manufacturing Services, or otherwise generated or derived by Patheon in its business (“Patheon-Owned Inventions”).  Each party will be solely responsible for the costs of filing, prosecution and maintenance of patents and patent applications owned by such party in accordance with this Section 13.1.

(e)Patheon will give Client written notice, as promptly as practicable, of all Inventions which can reasonably be deemed to be owned by Client in accordance with this Section 13.1.  Patheon shall assign, and hereby assigns, to Client all ownership rights in any Client-Owned Inventions.  Patheon hereby agrees to reasonably cooperate with Client, at Client’s expense, to execute all lawful papers and instruments, including obtaining and executing necessary powers of attorney and assignments by the named inventors, to make all rightful oaths and declarations, and to provide consultation and assistance as may be reasonably necessary in the assignment of Inventions in a manner consistent with this Section 13.1.

13.2                   Intellectual Property.

Except as set forth in Section 13.1 above, neither party has, nor will it acquire, any interest in any of the other party’s Intellectual Property unless otherwise expressly agreed to in writing.  Neither party will use any Intellectual Property of the other party, except as specifically authorized by the other

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Master Manufacturing Services Agreement

party, as required for the performance of its obligations under this Agreement or as set forth in Section 13.1 above.

13.3                   Insurance.

Each party will maintain commercial general liability insurance, including blanket contractual liability insurance covering the obligations of that party under this Agreement through the term of this Agreement and for a period of three years thereafter.  This insurance will have policy limits of not less than [***].  If requested each party will give the other a certificate of insurance evidencing the above and showing the name of the issuing company, the policy number, the effective date, the expiration date, and the limits of liability.  The insurance certificate will further provide for a minimum of 30 days' written notice to the insured of a cancellation of, or material change in, the insurance.  If a party is unable to maintain the insurance policies required under this Agreement through no fault of its own, then the party will forthwith notify the other party in writing and the parties will in good faith negotiate appropriate amendments to the insurance provision of this Agreement in order to provide adequate assurances.

13.4                   Independent Contractors.

The parties are independent contractors and this Agreement and any Product Agreement will not be construed to create between Patheon and Client any other relationship such as, by way of example only, that of employer-employee, principal agent, joint-venturer, co-partners, or any similar relationship, the existence of which is expressly denied by the parties.

13.5                   No Waiver.

Either party's failure to require the other party to comply with any provision of this Agreement or any Product Agreement will not be deemed a waiver of the provision or any other provision of this Agreement or any  Product Agreement, with the exception of Sections 6.1 and 8.2 of this Agreement.

13.6                   Assignment.

(a)Patheon may not assign this Agreement or any Product Agreement or any of its associated rights or obligations without the written consent of Client, this consent not to be unreasonably withheld.  Patheon may arrange for subcontractors to perform specific testing services arising under any Product Agreement without the consent of Client provided that such subcontractors are set forth in the applicable Product Agreement or Quality Agreement. Further it is specifically agreed that Patheon may subcontract any part of the Manufacturing Services under a Product Agreement to any of its Affiliates.

(b)Client may assign this Agreement or any Product Agreement or any of its associated rights or obligations without approval from Patheon.  But Client will give Patheon prior written notice of any assignment and any assignee will covenant in writing with Patheon to be bound by the terms of this Agreement or the Product Agreement.  Any assignment of one or more Product Agreements (other than an assignment of this Agreement and all Product Agreements hereunder) will be subject to Patheon’s cost review of the assigned Products, and Patheon may terminate this Agreement or any Product Agreement or any assigned part thereof, on 12 months’ prior written notice to Client and the assignee if good faith

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Master Manufacturing Services Agreement

discussions do not lead to agreement on amended Manufacturing Service fees within a reasonable time.

(c)Despite the foregoing provisions of this Section 13.6, either party may assign this Agreement or any Product Agreement to any of its Affiliates or to a successor to or purchaser of all or substantially all of its business to which this Agreement or any Product Agreement relates, but the assignee must execute an agreement with the non-assigning party whereby it agrees to be bound hereunder.

13.7                   Force Majeure.

Neither party will be liable for the failure to perform its obligations under this Agreement or any Product Agreement if the failure is caused by an event beyond that party's reasonable control, including, but not limited to, strikes or other labor disturbances, lockouts, riots, quarantines, communicable disease outbreaks, wars, acts of terrorism, fires, floods, storms, interruption of or delay in transportation, defective equipment, lack of or inability to obtain fuel, power or components, or compliance with any order or regulation of any government entity acting within colour of right (a "Force Majeure Event").  A party claiming a right to excused performance under this Section 13.7 will immediately notify the other party in writing of the extent of its inability to perform, which notice will specify the event beyond its reasonable control that prevents the performance, and shall use commercially reasonable efforts to recommence performance as soon as possible.  Either party may terminate this Agreement under Section 8.2(a) for a Force Majeure Event that has not resolved within 90 days.  Neither party will be entitled to rely on a Force Majeure Event to relieve it from an obligation to pay money (including any interest for delayed payment) which would otherwise be due and payable under this Agreement or any Product Agreement.

13.8                   Additional Product.

Additional Products may be added to, or existing Products deleted from, any Product Agreement by amendments to the Product Agreement, including amendments to Schedules A, B, C, and D as applicable.

13.9                   Notices.

Unless otherwise agreed in a Product Agreement, any notice, approval, instruction or other written communication required or permitted hereunder will be sufficient if made or given to the other party by personal delivery, by telecopy, facsimile communication, or confirmed receipt email or by sending the same by first class mail, postage prepaid to the respective addresses, telecopy or facsimile numbers or electronic mail addresses set forth below:

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Master Manufacturing Services Agreement

If to Client:

TESARO, Inc.

1000 Winter Street, Suite 3300

Waltham, MA 02451

Attention: [***]

Facsimile No.: [***]

Email address: [***]

With a copy to:

TESARO, Inc.

1000 Winter Street, Suite 3300

Waltham, MA 02451

Attention:  General Counsel

Facsimile No.: [***]

Email address: [***]

If to Patheon:

Patheon Inc.

2100 Syntex Court

Mississauga, Ontario L5N 7K9

Attention:  Director of Legal Services

Facsimile No.: [***]

Email address: [***]

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Master Manufacturing Services Agreement

With a copy to:

Patheon Inc.

4815 Emperor Boulevard

Suite 300

Durham, NC  27703

Attention: General Counsel

Facsimile No.: [***]

Email address: [***]

or to any other addresses, telecopy or facsimile numbers or electronic mail addresses given to the other party in accordance with the terms of this Section 13.9.  Notices or written communications made or given by personal delivery, telecopy, facsimile, or electronic mail will be deemed to have been sufficiently made or given when sent (receipt acknowledged), or if mailed, five days after being deposited in the United States, Canada, or European Union mail, postage prepaid or upon receipt, whichever is sooner.

13.10                Severability.

If any provision of this Agreement or any Product Agreement is determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, that determination will not impair or affect the validity, legality, or enforceability of the remaining provisions, because each provision is separate, severable, and distinct.

13.11                Entire Agreement.

This Agreement, together with the applicable Product Agreement and the Quality Agreement, constitutes the full, complete, final and integrated agreement between the parties relating to the subject matter hereof and supersedes all previous written or oral negotiations, commitments, agreements, transactions, or understandings concerning the subject matter hereof.  Any modification, amendment, or supplement to this Agreement or any Product Agreement must be in writing and signed by authorized representatives of both parties.  In case of conflict, the prevailing order of documents will be this Agreement, the Product Agreement, and the Quality Agreement.

13.12                Other Terms.

No terms, provisions or conditions of any purchase order or other business form or written authorization used by Client or Patheon will have any effect on the rights, duties, or obligations of the parties under or otherwise modify this Agreement or any Product Agreement, regardless of any failure of Client or Patheon to object to the terms, provisions, or conditions unless the document specifically refers to this Agreement or the applicable Product Agreement and is signed by both parties.

13.13                No Third Party Benefit or Right.

For greater certainty, nothing in this Agreement or any Product Agreement will confer or be construed as conferring on any third party any benefit or the right to enforce any express or implied term of this Agreement or any Product Agreement.

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Master Manufacturing Services Agreement

13.14                Execution in Counterparts.

This Agreement and any Product Agreement or Quality Agreement may be executed in two or more counterparts, by original, facsimile or “pdf” signature, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

13.15                Use of Client Name.

Patheon will not make any use of Client’s name, trademarks or logo or any variations thereof, alone or with any other word or words, without the prior written consent of Client, which consent will not be unreasonably withheld.

13.16                Taxes.

(a)The Client will bear all taxes, duties, levies and similar charges (and any related interest and penalties) ("Tax" or "Taxes"), however designated, imposed as a result of the provision by the Patheon of Services under this Agreement, except:

(i)any Tax based on net income or gross income that is imposed on Patheon by its jurisdiction of formation or incorporation ("Resident Jurisdiction");

(ii)any Tax based on net income or gross income that is imposed on Patheon by jurisdictions other than its Resident Jurisdiction if this tax is based on a permanent establishment of Patheon; and

(iii)any Tax that is recoverable by Patheon in the ordinary course of business for purchases made by Patheon in the course of providing its Services, such as Value Added Tax (as more fully defined in subparagraph (d) below), Goods & Services Tax ("GST") and similar taxes.

(b)If the Client is required to bear a tax, duty, levy or similar charge under this Agreement by any state, federal, provincial or foreign government, including, but not limited to, Value Added Tax, the Client will pay the tax, duty, levy or similar charge and any additional amounts to the appropriate taxing authority as are necessary to ensure that the net amounts received by Patheon hereunder after all such payments or withholdings equal the amounts to which Patheon is otherwise entitled under this Agreement as if the tax, duty, levy or similar charge did not exist.

(c)Patheon will not collect an otherwise applicable tax if the Client's purchase is exempt from Patheon's collection of the tax and a valid tax exemption certificate is furnished by the Client to Patheon.

(d)If subparagraph 13.16 (a)(iii) does not apply, any payment due under this Agreement for the provision of Services to the Client by Patheon is exclusive of value added taxes, turnover taxes, sales taxes or similar taxes, including any related interest and penalties (hereinafter all referred to as "VAT"). If any VAT is payable on a Service supplied by Patheon to the Client under this Agreement, this VAT will be added to the invoice amount and will be for the account of (and reimbursable to Patheon by) the Client. If VAT on the supplies of Patheon is payable by the Client under a reverse charge procedure (i.e., shifting of

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Master Manufacturing Services Agreement

liability, accounting or payment requirement to recipient of supplies), the Client will ensure that Patheon will not effectively be held liable for this VAT by the relevant taxing authorities or other parties. Where applicable, Patheon will use its reasonable commercial efforts to ensure that its invoices to the Client are issued in such a way that these invoices meet the requirements for deduction of input VAT by the Client, if the Client is permitted by law to do so.

(e)Any Tax that Client pays, or is required to pay, but which Client believes should properly be paid by Patheon pursuant hereto may not be offset against sums due by Client to Patheon whether due pursuant to this Agreement or otherwise.

13.17                Governing Law.

This Agreement and any Product Agreement, unless otherwise agreed by the parties in the Product Agreement and then only for purposes of that Product Agreement, will be construed and enforced in accordance with the laws of the State of New York and the laws of the United States of America applicable therein and subject to the exclusive jurisdiction of the courts thereof.  The UN Convention on Contracts for the International Sale of Goods will not apply to this Agreement.

[Signature page to follow]

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Master Manufacturing Services Agreement

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Agreement as of the Effective Date.

PATHEON INC.

By:	/s/ Michael Fournier

Name:	Michael Fournier

Title:	VP + GM

TESARO, INC.

By:	/s/ Leon O. Moulder Jr.

Name:	Leon O. Moulder Jr.

Title:	CEO

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Master Manufacturing Services Agreement

APPENDIX 1

FORM OF PRODUCT AGREEMENT

(Includes Schedules A to D)

PRODUCT AGREEMENT

This Product Agreement (this “Product Agreement”) is issued under the Master Manufacturing Services Agreement dated [insert date] between Patheon Inc.,  and TESARO, Inc. (the “Master Agreement”), and is entered into [insert effective date] (the “Effective Date”), between Patheon Inc., [or applicable Patheon Affiliate], a corporation existing under the laws of Canada [or applicable founding jurisdiction for Patheon Affiliate], having a principal place of business at 2100 Syntex Court, Mississauga, Ontario, L5N 7K9 [or Patheon Affiliate address] (“Patheon”) and [insert Client name, legal entity, founding jurisdiction and address] (“Client”).

The terms and conditions of the Master Agreement are incorporated herein except to the extent this Product Agreement expressly references the specific provision in the Master Agreement to be modified by this Product Agreement.  All capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement.

The Schedules to this Product Agreement are incorporated into and will be construed in accordance with the terms of this Product Agreement.

1.Product List and Specifications (See Schedule A attached hereto)

2.Minimum Order Quantity, Annual Volume, and Price (See Schedule B attached hereto)

3.Annual Stability Testing and Validation Activities (if applicable) (See Schedule C attached hereto)

4.Active Materials, Active Materials Credit Value, and Maximum Credit Value (See Schedule D attached hereto)

5.Yearly Forecasted Volume: (insert for sterile products if applicable under Section 4.2.1)

6.Territory: (insert the description of the Territory here)

7.Manufacturing Site: (insert address of Patheon Manufacturing Site where the Manufacturing Services will be performed)

8.Governing Law: (if applicable under Section 13.17 of the Master Agreement)

9.Inflation Index: (if applicable under Section 4.2(a) of the Master Agreement for Products manufactured outside of the Unites States or Puerto Rico)

BRACKETED AND HIGHLIGHTED MATERIAL INDICATES CONFIDENTIAL INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

10.Currency: (if applicable under Section 1.4 of the Master Agreement)

11.Initial Set Exchange Rate: (if applicable under Section 4.2(d) of the Master Agreement)

12.Initial Product Term: (if applicable under Section 8.1 of the Master Agreement)

13.Notices: (if applicable under Section 13.9 of the Master Agreement)

14.Other Modifications to the Master Agreement: (if applicable under Section 1.2 of the Master Agreement)

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Product Agreement as of the Effective Date set forth above.

PATHEON INC. [or applicable Patheon Affiliate]

By:

Name:

Title:

TESARO, INC.

By:

Name:

Title:

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Master Manufacturing Services Agreement

SCHEDULE A

PRODUCT LIST AND SPECIFICATIONS

Product List

[insert product list]

Specifications

Prior to the start of commercial manufacturing of Product under this Agreement Client will give Patheon the originally executed copies of the Specifications as approved by the applicable Regulatory Authority.  If the Specifications received are subsequently amended, then Client will give Patheon the revised and originally executed copies of the revised Specifications.  Upon acceptance of the revised Specifications, Patheon will give Client a signed and dated receipt indicating Patheon’s acceptance of the revised Specifications.

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Master Manufacturing Services Agreement

SCHEDULE B

MINIMUM ORDER QUANTITY, ANNUAL VOLUME, AND PRICE

[Insert Price Table]

Manufacturing Assumptions:

Packaging Assumptions:

Testing Assumptions:

The following cost items are included in the Price for the Products:

•	Procurement, storage and inventory control of all required raw and packaging materials to supply the Product, including storage of Client-Supplied Components
•	Routine testing and release of all incoming raw materials, packaging materials, and finished Product
•	Active Pharmaceutical Ingredients (API) identity test
•	Qualification and auditing of all raw material and Component suppliers (with the exception of Client-Supplied Component suppliers and subject to Section 3.2 of the Master Agreement)
•	Product manufactured, tested and packaged under the Agreement according to the approved and registered specifications and according to the Quality Agreement
•	Standard certificate of analysis (“COA”)
•	Standard certificate of compliance (“COC”)

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Master Manufacturing Services Agreement

•	GMP required retention samples and executed batch records retention
•	Deviation investigations and copies of deviation reports
•	Batch Production Records (“BPR”)/Lot Packaging Records (“LPR”) copies for validation batches, first ten commercial batches, and one commercial batch per Year thereafter
•	One label copy change per Year initiated by the Client
•	One BPR/LPR change per Year initiated by the Client
•	Common HPLC/GC columns, reagents, and lab supplies
•	Copy of the Annual Product Review Report
•	Product Approval Inspection (“PAI”) and copy of FDA Report
•	Simple, routine statistical review
•	Storage of Production Test Record (“PTR”) batches and other experimental batches for three months, if applicable
•	Storage of registration batches and other experimental batches for two years or until Product approval, whichever comes first, if applicable

The following cost items are not included in the Price for the Products:

•	API to be supplied by the Client at no cost to Patheon
•	API complete QC testing or special API testing requests
•	Testing required to support OOS results or stability failures
•	Testing required in support of complaint investigations
•	Testing of products which exceeds routine testing, e.g. L2/L3 dissolution testing
•	Analytical reference standards
•	Advanced statistical analysis and data analysis beyond that required for the Annual Product Review Report
•	Regulatory support and CTD files updating

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Master Manufacturing Services Agreement

•	Routine periodic auditing of component suppliers not currently on Patheon's approved list
•	Post marketing stability testing
•	Annual product review (“APR”)
•	Any specific visual inspection of the bulk or of the finished products
•	Any specific shipment preparations for specific countries (Japan etc.) which will be quoted when they are defined

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Master Manufacturing Services Agreement

SCHEDULE C

ANNUAL STABILITY TESTING [and VALIDATION ACTIVITIES (if applicable)]

Patheon and Client will agree in writing on any stability testing to be performed by Patheon on the Products.  This agreement will specify the commercial and Product stability protocols applicable to the stability testing and the fees payable by Client for this testing.

[NTD: Schedule C should clearly indicate when and/or under what conditions Patheon’s responsibility to perform stability testing will end]

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Master Manufacturing Services Agreement

SCHEDULE D

ACTIVE MATERIALS

Active Materials	Supplier
	
	

ACTIVE MATERIALS CREDIT VALUE

The Active Materials Credit Value will be as follows:

PRODUCT	ACTIVE MATERIALS	ACTIVE MATERIALS CREDIT VALUE
[***]

MAXIMUM CREDIT VALUE

Patheon's liability for Active Materials calculated in accordance with Section 2.2 of the Master Agreement [for any Product] in a Year will not exceed, in the aggregate, the maximum credit value set forth below:

PRODUCT	MAXIMUM CREDIT VALUE
[***]

[End of Product Agreement]

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Master Manufacturing Services Agreement

EXHIBIT A

TECHNICAL DISPUTE RESOLUTION

Technical Disputes which cannot be resolved by negotiation as provided in Section 12.2 will be resolved in the following manner:

1.Appointment of Expert. Within ten Business Days after a party requests under Section 12.2 that an expert be appointed to resolve a Technical Dispute, the parties will jointly appoint a mutually acceptable expert with experience and expertise in the subject matter of the dispute.  If the parties are unable to so agree within the ten Business Day period, or if there is a disclosure of a conflict by an expert under Paragraph 2 hereof which results in the parties not confirming the appointment of the expert, then an expert (willing to act in that capacity hereunder) will be appointed by an experienced arbitrator on the roster of the American Arbitration Association.

2.Conflicts of Interest.  Any person appointed as an expert will be entitled to act and continue to act as an expert even if at the time of his appointment or at any time before he gives his determination, he has or may have some interest or duty which conflicts or may conflict with his appointment if before accepting the appointment (or as soon as practicable after he becomes aware of the conflict or potential conflict) he fully discloses the interest or duty and the parties will, after the disclosure, have confirmed his appointment.

3.Not Arbitrator.  No expert will be deemed to be an arbitrator and the provisions of the American Arbitration Act or of any other applicable statute (foreign or domestic) and the law relating to arbitration will not apply to the expert or the expert's determination or the procedure by which the expert reaches his determination under this Exhibit A.

4.Procedure.  Where an expert is appointed:

(a)Timing.  The expert will be so appointed on condition that (i) he promptly fixes a reasonable time and place for receiving representations, submissions or information from the parties and that he issues the authorizations to the parties and any relevant third party for the proper conduct of his determination and any hearing and (ii) he renders his decision (with full reasons) within 15 Business Days (or another other date as the parties and the expert may agree) after receipt of all information requested by him under Paragraph 4(b) hereof.

(b)Disclosure of Evidence.  The parties undertake one to the other to give to any expert all the evidence and information within their respective possession or control as the expert may reasonably consider necessary for determining the matter before him which they will disclose promptly and in any event within five Business Days of a written request from the relevant expert to do so.

(c)Advisors.  Each party may appoint any counsel, consultants and advisors as it feels appropriate to assist the expert in his determination and so as to present their respective cases so that at all times the parties will co-operate and seek to narrow and limit the issues to be determined.

(d)Appointment of New Expert.  If within the time specified in Paragraph 4(a) above the expert will not have rendered a decision in accordance with his appointment, a new expert may (at the request of either party) be appointed and the appointment of the existing expert will

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Master Manufacturing Services Agreement

thereupon cease for the purposes of determining the matter at issue between the parties except if the existing expert renders his decision with full reasons prior to the appointment of the new expert, then this decision will have effect and the proposed appointment of the new expert will be withdrawn.

(e)Final and Binding.  The determination of the expert will, except for fraud or manifest error, be final and binding upon the parties.

(f)Costs.  Each party will bear its own costs for any matter referred to an expert hereunder and, in the absence of express provision in the Agreement to the contrary, the costs and expenses of the expert will be shared equally by the parties.

For greater certainty, the release of the Products for sale or distribution under the applicable marketing approval for the Products will not by itself indicate compliance by Patheon with its obligations for the Manufacturing Services and further that nothing in this Agreement (including this Exhibit A) will remove or limit the authority of the relevant qualified person (as specified by the Quality Agreement) to determine whether the Products are to be released for sale or distribution.

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Master Manufacturing Services Agreement

EXHIBIT B

COMMERCIAL QUALITY AGREEMENT

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Master Manufacturing Services Agreement

EXHIBIT C

QUARTERLY ACTIVE MATERIALS INVENTORY REPORT

TO:	TESARO, INC.

FROM:	PATHEON INC.

RE:	Active Materials quarterly inventory report under Section 2.2(a) of the Master Manufacturing Services Agreement dated • (the "Agreement")

Reporting quarter:

Active Materials on hand
at beginning of quarter:	kg	(A)

Active Materials on hand
at end of quarter:	kg	(B)

Quantity Received during quarter:	kg	(C)

Quantity Dispensed[7] during quarter:	kg
(A + C – B)

Quantity Converted during quarter:	kg
(total Active Materials in Products produced
and not rejected, recalled or returned)

Capitalized terms used in this report have the meanings given to the terms in the Agreement.

PATHEON INC.		DATE:

Per:
Name:
Title:

7 Excludes any (i) Active Materials that must be retained by Patheon as samples, (ii) Active Materials contained in Product that must be retained as samples, (iii) Active Materials used in testing (if applicable), and (iv) Active Materials received or consumed in technical transfer activities or development activities, including, without limitation, any regulatory, stability, validation, or test batches manufactured during the quarter.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

REPORT OF ANNUAL ACTIVE MATERIALS INVENTORY RECONCILIATION

AND CALCULATION OF ACTUAL ANNUAL YIELD

TO:	TESARO, INC.

FROM:	PATHEON INC.

RE:	Active Materials annual inventory reconciliation report and calculation of Actual Annual Yield under Section 2.2(a) of the Master Manufacturing Services Agreement dated • (the "Agreement")

Reporting Year ending:

Active Materials on hand
at beginning of Year:	kg	(A)

Active Materials on hand
at end of Year:	kg	(B)

Quantity Received during Year:	kg	(C)

Quantity Dispensed[8] during Year:	kg	(D)
(A + C – B)

Quantity Converted during Year:	kg	(E)
(total Active Materials in Products produced
and not rejected, recalled or returned)

Active Materials Credit Value: $	/ kg	(F)

Target Yield:	%	(G)

Actual Annual Yield:	%	(H)
((E ∕ D) * 100)

8 Excludes any (i) Active Materials that must be retained by Patheon as samples, (ii) Active Materials contained in Product that must be retained as samples, (iii) Active Materials used in testing (if applicable), and (iv) Active Materials received or consumed in technical transfer activities or development activities, including, without limitation, any regulatory, stability, validation, or test batches manufactured during the Year.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Shortfall: $		(I)
(((G – 5) - H) ∕ 100) * F * D	(if a negative number, insert zero)

Based on the foregoing reimbursement calculation Patheon will reimburse Client the amount of $ .

Capitalized terms used in this report have the meanings given to the terms in the Agreement.

DATE:

PATHEON INC.

Per:
Name:
Title:

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EXHIBIT E

EXAMPLE OF PRICE ADJUSTMENT DUE TO CURRENCY FLUCTUATION

Section 4.2(d)

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